AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 1999

                                                              File No. 333-00641
                                                              File No. 811-07527
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 /X/
                         POST-EFFECTIVE AMENDMENT NO. 13
                         -------------------------------

                                       and

                          REGISTRATION STATEMENT UNDER
                       INVESTMENT COMPANY ACT OF 1940 /X/
                                AMENDMENT NO. 14
                                ----------------

                                    TIP FUNDS
                            (formerly, Turner Funds)

               (Exact Name of Registrant as Specified in Charter)
                          c/o The CT Corporation System
                                 2 Oliver Street
                           Boston, Massachusetts 02109
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (610) 251-0268

                     (Name and Address of Agent for Service)

                                 STEPHEN KNEELEY
                        TURNER INVESTMENT PARTNERS, INC.
                          1235 WESTLAKES DR., SUITE 350
                         BERWYN, PENNSYLVANIA 19312-2414

                                   Copies to:

  JAMES W. JENNINGS, ESQUIRE                   JOHN H. GRADY, JR., ESQUIRE
  MORGAN, LEWIS & BOCKIUS LLP                  MORGAN, LEWIS & BOCKIUS LLP
  1701 MARKET STREET                           1701 MARKET STREET
  PHILADELPHIA, PENNSYLVANIA  19103            PHILADELPHIA, PENNSYLVANIA  19103

      TITLE OF SECURITIES BEING REGISTERED...UNITS OF BENEFICIAL INTEREST.
--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box):
____  immediately upon filing pursuant to paragraph (b)
_X__  on January 29, 1999, pursuant to paragraph (b)
____  60 days after filing pursuant to paragraph (a)
____  on [date] pursuant to paragraph (a) of Rule 485
____  75 days after filing pursuant to paragraph (a)(2)

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          [LOGO]  TIP Funds




                                   PROSPECTUS
                                JANUARY 31, 1999

                           INSTITUTIONAL CLASS SHARES
                              ADVISER CLASS SHARES
         ----------------------------------------------------------

                                  TURNER FUNDS:
                                  ------------

                       TURNER ULTRA LARGE CAP GROWTH FUND
                            TURNER GROWTH EQUITY FUND
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                        TURNER SHORT DURATION GOVERNMENT
                           FUNDS - ONE YEAR PORTFOLIO
                        TURNER SHORT DURATION GOVERNMENT
                          FUNDS - THREE YEAR PORTFOLIO
                            TURNER FIXED INCOME FUND
                          TIP TARGET SELECT EQUITY FUND


         ----------------------------------------------------------


                               INVESTMENT ADVISER:
                               -------------------


                        TURNER INVESTMENT PARTNERS, INC.


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY FUND SHARES OR
           DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
                 IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

[LOGO] TIP Funds


HOW TO READ THIS PROSPECTUS
--------------------------------------------------------------------------------

TIP Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


Turner Ultra Large Cap Growth Fund..............................................
Turner Growth Equity Fund.......................................................
Turner Midcap Growth Fund.......................................................
Turner Small Cap Growth Fund....................................................
Turner Micro Cap Growth Fund....................................................
Turner Short Duration Government Funds-One Year Portfolio.......................
Turner Short Duration Government Funds-Three Year Portfolio.....................
Turner Fixed Income Fund........................................................
TIP Target Select Equity Fund...................................................
The Funds' other investments....................................................
Investment Adviser.............................................................
Purchasing, selling and exchanging Fund shares..................................
Dividends, distributions and taxes..............................................
Financial Highlights............................................................
How to obtain more information about TIP Funds........................Back Cover


For information about key terms and concepts, look for our "________________" explanations.



Closing the Funds to New Investors at Certain Asset Levels

There are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more and more money regardless of their capacity to find attractive investments. Turner Investment Partners will not do this. Turner will close a Fund to most new investors once assets under management reach certain specified levels. For the Small Cap Growth Fund, that level has been reached, and the Fund is currently closed to new investors. Similarly, effective when the assets that Turner manages in its Micro Cap Growth Equity Style, Midcap Growth Equity Style and the Growth Equity Style (which includes the assets of each Fund) reach $287 million, $2.6 billion and $8.6 billion, respectively, the Funds will be closed to new investors. Existing shareholders of the Funds will be notified before the Funds are closed to new investors.

Shareholders of the Funds as of the effective date for this closing may continue to make investments and may open additional account with the Funds, provided the new accounts are registered in the same name or have the same taxpayer identification or social security number assigned to them. In addition, certain limited classes of new investors may also purchase shares of the Funds after they are closed to new investors.

See "Purchase and Redemption of Shares."


[INSERT ICON MAP]

                                    INTRODUCTION-INFORMATION COMMON TO ALL FUNDS
--------------------------------------------------------------------------------

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgements may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any government agency.


The value of your investment in a Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

--------------------------------------------------------------------------------

YEAR 2000 RISKS

Like other mutual funds (and most organizations around the world), the Funds could be affected by computer problems related to the transition to the year 2000. While no one knows if these problems will have any impact on the Funds or on the financial markets in general, the Funds are taking steps to protect investors. These include efforts to ensure that the Funds' own systems are prepared to make the transition to the year 2000, and to determine that the problem will not affect the systems used by the Funds' major service providers. Whether these steps will be effective can only be known for certain in the year 2000. In addition, year 2000 problems may negatively affect the companies and governments whose securities the Funds purchase, which may ultimately have an impact on the value of the Funds' shares. There is additional information on these risks in the Statement of Additional Information.

TURNER ULTRA LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation
INVESTMENT FOCUS                            Very large capitalization U.S.
                                               common stocks
SHARE PRICE VOLATILITY                      Medium to high
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify very large
                                              capitalization U.S. companies with
                                              strong earnings growth potential
INVESTOR PROFILE                            Investors seeking long-term growth
                                              of capital who can withstand the
                                              share price volatility of equity
                                              investing.

--------------------------------------------------------------------------------

[ICON]  INVESTMENT STRATEGY OF THE TURNER ULTRA LARGE CAP GROWTH FUND

The Turner Ultra Large Cap Growth Fund invests primarily in common stocks and other equity securities of U.S. companies with very large market capitalizations (i.e., over $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund may also purchase securities of smaller companies that offer growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 200 Growth Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs (and thus lower performance) and additional capital gains tax liabilities.

[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

TURNER'S EQUITY INVESTMENT PHILOSOPHY

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and maintain sector weightings that match those of a benchmark index. Turner believes it is imprudent to be overly concentrated in any individual security. Therefore, portfolio exposure is limited to a maximum of 2% in any single issue (except the securities that comprise more than 2% of the benchmark index, in which case a Fund may hold up to 120% of an issue's index weighting). These risk control measures allow Turner's stock selection process to be the primary determinant of performance.

                                              TURNER ULTRA LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for one year.*

45.22%
1998


[BAR CHART]

* The performance information shown above is based on a calendar year.


Best Quarter                 Worst Quarter
     29.73%                      (8.19)%
  (12/31/98)                     (9/30/98)


This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the Russell Top 200
Growth Index.

                                      1 YEAR   SINCE INCEPTION
                                                   (2/1/97)
Turner Ultra Large Cap Growth Fund    45.22%        38.58%
         Russell Top 200 Growth Index     45.09%        41.32%*


--------------------------------------------------------------------------------
* The inception date for the Index is January 31, 1997.

WHAT IS AN INDEX?


An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Top 200 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 200 largest U.S. companies with higher growth rates and price-to-price book ratios.



--------------------------------------------------------------------------------
[icon]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
                                                              INSTITUTIONAL
                                                              CLASS SHARES


     Investment Advisory Fees                                      0.75%
     Distribution (12b-1) Fees                                     None
     Other Expenses                                                6.95%
                                                                   -----
    TOTAL ANNUAL FUND OPERATING EXPENSES                           7.70%
     Fee waivers and expense reimbursements                        6.70%
                                                                   -----
   NET TOTAL OPERATING EXPENSES                                    1.00%*
--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.00% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                              1 YEAR     3 YEARS        5 YEARS       10 YEARS
  Turner Ultra Large Cap Growth Fund          $102         $318           $552         $1,225

TURNER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation
INVESTMENT FOCUS                            U.S. common stocks
SHARE PRICE VOLATILITY                      Medium to high
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify reasonably
                                              priced large and mid-cap U.S.
                                              companies with strong earnings
                                              growth potential
INVESTOR PROFILE                            Investors seeking long-term growth
                                              of capital who can withstand the
                                              share price volatility of equity
                                              investing.

--------------------------------------------------------------------------------

[ICON]  INVESTMENT STRATEGY OF THE TURNER GROWTH EQUITY FUND


The Turner Growth Equity Fund invests primarily in common stocks and other equity securities of U.S. companies with large and medium capitalizations that Turner Investment Partners believes have strong earnings growth potential and that are reasonably valued at the time of purchase. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 1000 Growth Index.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs (and thus lower performance) and additional capital gains tax liabilities.

[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large and medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

TURNER'S EQUITY INVESTMENT PHILOSOPHY


Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and maintain sector weightings that match those of a benchmark index. Turner believes it is imprudent to be overly concentrated in any individual security. Therefore, portfolio exposure is limited to a maximum of 2% in any single issue (except the securities that comprise more than 2% of the benchmark index, in which case a Fund may hold up to 120% of an issue's index weighting). These risk control measures allow Turner's stock selection process to be the primary determinant of performance.

                                                       TURNER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for six years.*

15.38%   -6.73%  29.96%   19.23%   31.36%  38.07%
1993     1994     1995     1996     1997    1998

[BAR CHART]

* The performance information shown above is based on a calendar year.


Best Quarter               Worst Quarter
     25.63%                     -8.85%
   (12/31/98)                 (9/30/98)


This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the Russell 1000
Growth Index.

                           1 YEAR   5 YEARS       SINCE INCEPTION
                                                     (3/11/92)
Turner Growth Equity Fund  38.07%   21.26%           19.81%
Russell 1000 Growth Index  38.71%   25.70%           20.24%*

--------------------------------------------------------------------------------
*    The inception date for the Index is March 1, 1992.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios.


--------------------------------------------------------------------------------
[icon]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
                                                                  INSTITUTIONAL
                                                                   CLASS SHARES


     Investment Advisory Fees                                          0.75%
     Distribution (12b-1) Fees                                         None
     Other Expenses                                                    0.33%
                                                                     ------
    TOTAL ANNUAL FUND OPERATING EXPENSES                               1.08%
    Fee waivers and expense reimbursements                             0.08%
                                                                     ------
   NET TOTAL OPERATING EXPENSES                                        1.00%*
--------------------------------------------------------------------------------


* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.00% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. For more information about these fees, see "Investment Advisers" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                     1 YEAR      3 YEARS        5 YEARS       10 YEARS
  Turner Growth Equity Fund          $102        $318           $552          $1,225

TURNER MIDCAP GROWTH FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation
INVESTMENT FOCUS                            Mid-cap U.S. common stocks
SHARE PRICE VOLATILITY                      High
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify medium
                                              capitalization U.S. companies with
                                              strong earnings growth potential
INVESTOR PROFILE                            Investors seeking long-term growth
                                              of capital who can withstand the
                                              share price volatility of equity
                                              investing.

--------------------------------------------------------------------------------

[ICON]  INVESTMENT STRATEGY OF THE TURNER MIDCAP GROWTH FUND

The Turner Midcap Growth Fund invests primarily in common stocks and other equity securities of U.S. companies with medium market capitalizations (i.e., between $1 billion and $8 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs (and thus lower performance) and additional capital gains tax liabilities.


[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

TURNER'S EQUITY INVESTMENT PHILOSOPHY

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and maintain sector weightings that match those of a benchmark index. Turner believes it is imprudent to be overly concentrated in any individual security. Therefore, portfolio exposure is limited to a maximum of 2% in any single issue (except the securities that comprise more than 2% of the benchmark index, in which case a Fund may hold up to 120% of an issue's index weighting). These risk control measures allow Turner's stock selection process to be the primary determinant of performance.

                                                       TURNER MIDCAP GROWTH FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for two years.*

40.56%   26.52%
1997     1998

[BAR CHART]

* The performance information shown above is based on a calendar year.


Best Quarter               Worst Quarter
   26.24%                     -16.65%
(12/31/98)                   (9/30/98)


This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the Russell Midcap
Growth Index.

                                 1 YEAR         SINCE INCEPTION
                                                   (10/1/96)
Turner Midcap Growth  Fund       26.52%              31.06%
Russell Midcap Growth Index      17.86%              20.05%*

--------------------------------------------------------------------------------
* The inception date for the Index is October 31, 1996.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies.


--------------------------------------------------------------------------------
[icon]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

                                                             INSTITUTIONAL
                                                             CLASS SHARES


     Investment Advisory Fees                                      0.75%
     Distribution (12b-1) Fees                                     None
     Other Expenses                                                0.89%
                                                                  -----
    TOTAL ANNUAL FUND OPERATING EXPENSES                           1.64%
    Fee waivers and expense reimbursements                         0.39%
                                                                  -----
   NET TOTAL OPERATING EXPENSES                                    1.25%*
--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------
EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                     1 YEAR      3 YEARS        5 YEARS      10 YEARS
  Turner Midcap Growth Fund          $127        $397           $686         $1,511

TURNER SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation
INVESTMENT FOCUS                            Small cap U.S. common stocks
SHARE PRICE VOLATILITY                      High
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify small cap U.S.
                                              companies with strong  earnings
                                              growth potential
INVESTOR PROFILE                            Investors seeking long-term growth
                                              of capital who can withstand the
                                              share price volatility of small
                                              cap equity investing.

--------------------------------------------------------------------------------

[ICON]  INVESTMENT STRATEGY OF THE TURNER SMALL CAP GROWTH FUND

The Turner Small Cap Growth Fund invests primarily in common stocks and other equity securities of U.S. companies with small market capitalizations (i.e., under $2 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 2000 Growth Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs (and thus lower performance) and additional capital gains tax liabilities.


[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, small cap U.S. growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

TURNER'S EQUITY INVESTMENT PHILOSOPHY

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and maintain sector weightings that match that of a benchmark index. Turner believes it is imprudent to be overly concentrated in any individual security. Therefore, portfolio exposure is limited to a maximum of 2% in any single issue (except the securities that comprise more than 2% of the benchmark index, in which case a Fund may hold up to 120% of an issue's index weighting). These risk control measures allow Turner's stock selection process to be the primary determinant of performance.

                                                    TURNER SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for four years.*

68.18%   28.85%   14.75%   8.53%
1995     1996     1997     1998

[BAR CHART]

* The performance information shown above is based on a calendar year.

Best Quarter               Worst Quarter
     24.34%                       -24.30%
    (12/31/98)                   (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the Russell 2000
Growth Index.


                                    1 YEAR     SINCE INCEPTION
                                                   (2/7/94)

Turner Small Cap Growth Fund        8.53%          24.84%
  Russell 2000 Growth Index         0.38%          13.91%*
--------------------------------------------------------------------------------
* The inception date for the Index is February 28, 1994.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a wide-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the largest U.S. companies with higher growth rates and price-to-book ratios.


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[icon]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
                                                               INSTITUTIONAL
                                                               CLASS SHARES


     Investment Advisory Fees                                      1.00%
     Distribution (12b-1) Fees                                     None
     Other Expenses                                                0.38%
                                                                 ------
    TOTAL ANNUAL FUND OPERATING EXPENSES                           1.38%
    Fee waivers and expense reimbursements                         0.13%
                                                                 ------
   NET TOTAL OPERATING EXPENSES                                    1.25%*
--------------------------------------------------------------------------------

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------
EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                           1 YEAR        3 YEARS       5 YEARS        10 YEARS
   Turner Small Cap Growth Fund            $127          $397          $686           $1,511

TURNER MICRO CAP GROWTH FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation
INVESTMENT FOCUS                            Micro cap U.S. common stocks
SHARE PRICE VOLATILITY                      Very high
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify micro cap U.S.
                                              companies with strong earnings
                                              growth potential
INVESTOR PROFILE                            Investors seeking long-term growth
                                              of capital who can withstand the
                                              share price volatility of micro
                                              cap equity investing.
--------------------------------------------------------------------------------
[ICON]  INVESTMENT STRATEGY OF THE TURNER MICRO CAP GROWTH FUND

The Turner Micro Cap Growth Fund invests primarily in common stocks and other equity securities of U.S. companies with very small market capitalizations (i.e., under $500 million) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate the economic sector weightings of the smallest 1/3 of its current benchmark, the Russell 2000 Growth Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs (and thus lower performance) and additional capital gains tax liabilities.

[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, U.S. micro capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The micro capitalization companies the Fund invests in may be extremely vulnerable to adverse business or economic events than larger, more established companies. In particular, these very small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

TURNER'S EQUITY INVESTMENT PHILOSOPHY

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and maintain sector weightings that match those of a benchmark index. Turner believes it is imprudent to be overly concentrated in any individual security. Therefore, portfolio exposure is limited to a maximum of 2% in any single issue (except the securities that comprise more than 2% of the benchmark index, in which case a Fund may hold up to 120% of an issue's index weighting). These risk control measures allow Turner's stock selection process to be the primary determinant of performance.

                                                    TURNER MICRO CAP GROWTH FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION

The Fund was launched on March 1, 1998. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

--------------------------------------------------------------------------------
[icon]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
                                                           INSTITUTIONAL
                                                           CLASS SHARES


     Investment Advisory Fees                                  1.00%
     Distribution (12b-1) Fees                                 None
     Other Expenses                                            7.18%
                                                              -----
    TOTAL ANNUAL FUND OPERATING EXPENSES                       8.18%
    Fee waivers and expense reimbursements                     6.93%
                                                              -----
   NET TOTAL OPERATING EXPENSES                                1.25%*
--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. For more information about these fees, see "Investment Adviser" and "Distribution of
Fund Shares."
--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                      1 YEAR       3 YEARS        5 YEARS       10 YEARS
Turner Micro Cap Growth Fund          $127         $397           $686          $1,511

TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY


INVESTMENT GOAL                             Total return consistent with the
                                              preservation of capital
INVESTMENT FOCUS                            Fixed income securities issued or
                                              guaranteed by the U.S. Government
SHARE PRICE VOLATILITY                      Low
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify U.S. Government
                                              securities that are attractively
                                              priced
INVESTOR PROFILE                            Investors seeking current
                                              income with a very limited amount
                                              of share price volatility.

--------------------------------------------------------------------------------
[ICON] INVESTMENT STRATEGY OF THE TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO

The Turner Short Duration Government Funds-One Year Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including martgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). The Fund may also invest to a limited extent in high grade corporate debt obligations and cash equivalents. In selecting investments for the Fund, Turner Investment Partners chooses U.S. Government obligations that are attractively priced relative to the market or to similar instruments. Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity.

[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. Government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources, and are subject to more risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

                     TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for four years.*

7.61%    6.41%    6.30%    5.84%
1995     1996     1997     1998

[BAR CHART]

* The performance information shown above is based on a calendar year. All performance shown is for the Alpha Select Turner Short
Duration Government Funds-One Year Portfolio, the Fund's predecessor.

Best Quarter      Worst Quarter
    2.04%                1.18%
 (12/31/95)          (12/31/98)

This table compares the Fund's average annual total returns for Institutional Class Funds for the periods ended December 31, 1998 to those of the Merrill Lynch Three-Month Treasury Bill Index.

                               1 YEAR          SINCE INCEPTION
                                                   (3/1/94)
Turner Short Duration
  Government Funds-
  One Year Portfolio             5.84%               6.17%
Merrill Lynch Three-Month
  Treasury Bill In               5.23%               5.39%**

--------------------------------------------------------------------------------
 *   As of December 31, 1998 there were no Adviser Class Shares outstanding.
**   The inception date for the Index is February 28, 1994.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Three-Month Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all dividends.

--------------------------------------------------------------------------------
[icon]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
                                                  INSTITUTIONAL        ADVISER
                                                  CLASS SHARES      CLASS SHARES


     Investment Advisory Fees                         0.25%             0.25%
     Distribution (12b-1) Fees                        None              None
     Other Expenses                                  10.58%            10.83%
                                                    ------            ------
    TOTAL ANNUAL FUND OPERATING EXPENSES             10.83%            11.08%
    Fee waivers and expense reimbursements           10.47%            10.47%
                                                    ------           -------
   NET TOTAL OPERATING EXPENSES                       0.36%*            0.61%*
--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL AND ADVISER CLASS SHARES FROM EXCEEDING 0.36% AND 0.61%, RESPECTIVELY, FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                      1 YEAR       3 YEARS   5 YEARS    10 YEARS
    Institutional Class Shares          $37         $116       $202        $456
    Adviser Class Shares                $62         $195       $340        $762

TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                           Total return consistent with the
                                            preservation of capital
INVESTMENT FOCUS                          Fixed income securities issued or
                                            guaranteed by the U.S. Government
SHARE PRICE VOLATILITY                    Low to medium
PRINCIPAL INVESTMENT STRATEGY             Attempts to identify U.S. Government
                                            securities that are attractively
                                            priced
INVESTOR PROFILE                          Investors seeking current income
                                            with a limited amount of share price
                                            volatility.

--------------------------------------------------------------------------------

[ICON] INVESTMENT STRATEGY OF THE TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO

The Turner Short Duration Government Funds-Three Year Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association
(GNMA). The Fund may also invest to a limited extent in high grade corporate debt obligations and cash equivalents. In selecting investments for the Fund, Turner Investment Partners chooses U.S. Government obligations that are attractively priced relative to the market or to similar instruments. Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of three year U.S. Treasury notes, the Fund may invest in securities with any maturity.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs (and thus lower performance) and additional capital gains tax liabilities.


[ICON] WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. Government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources, and are subject to more risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

                   TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for four years.*

11.18%   5.26%    6.92%    6.93%
1995     1996     1997     1998


[BAR CHART]

* The performance information shown above is based on a calendar year. All performance shown is for the Alpha Select Turner Short
Duration Government Funds - Three Year Portfolio, the Fund's predecessor.

Best Quarter               Worst Quarter
     3.24%                        0.40%
  (3/31/95)                   (3/31/96)

This table compares the Fund's average annual total returns for Institutional Class Funds for the periods ended December 31, 1998, to those of the Lehman Brothers 1-3 Year U.S. Government Bond
Index.

                              1 YEAR     SINCE INCEPTION
                                            (3/1/94)
Turner Short Duration
  Government Funds-
  Three Year Portfolio         6.93%         6.51%
Lehman Brothers 1-3 Year
   U.S. Government Bond Ind    6.97%         6.28%**

--------------------------------------------------------------------------------
 *  As of December 31, 1998, there were no Adviser Class Shares outstanding.
**  The inception date for the Index is March 31, 1994.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. government obligations with maturities of at least one year.

--------------------------------------------------------------------------------
[icon]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
                                                    INSTITUTIONAL     ADVISER
                                                    CLASS SHARES    CLASS SHARES


     Investment Advisory Fees                            0.25%         0.25%
     Distribution (12b-1) Fees                           None          None
     Other Expenses                                      1.24%         1.49%
                                                         -----         -----
    TOTAL ANNUAL FUND OPERATING EXPENSES                 1.49%         1.74%
    Fee waivers and expense reimbursements               1.13%         1.13%
                                                         ------        -----
   NET TOTAL OPERATING EXPENSES                          0.36%*        0.61%*
--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL AND ADVISER CLASS SHARES FROM EXCEEDING 0.36% AND 0.61%, RESPECTIVELY, FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
   Institutional Class Shares         $37         $116       $202         $456
   Adviser Class Shares               $62         $195       $340         $762

TURNER FIXED INCOME FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                       Current income and capital appreciation
INVESTMENT FOCUS                      Investment U.S. grade corporate and
                                        government bonds
SHARE PRICE VOLATILITY                Medium
PRINCIPAL INVESTMENT STRATEGY         Attempts to identify quality fixed income
                                        securities with intermediate maturities
INVESTOR PROFILE                      Investors who are seeking
                                        current income and capital
                                        appreciation and who are willing
                                        to accept principal risk.

--------------------------------------------------------------------------------

[ICON]  INVESTMENT STRATEGY OF THE TURNER FIXED INCOME FUND


The Turner Fixed Income Fund invests primarily in investment grade fixed income securities, including U.S. government securities, corporate debt securities, mortgage-backed securities, asset-backed securities, and short-term obligations. In selecting investments for the Fund, Turner Investment Partners chooses securities with intermediate durations. Typically, the Fund's average duration will typically be between three and six years (although the Fund may hold securities with longer or shorter durations). Turner will allocate the Fund's assets among various market sectors based on its analysis of historical data, yield trends and credit ratings.


[ICON] WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, U.S. fixed income securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources, and are subject to more risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

                                                        TURNER FIXED INCOME FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION

As of January 31, 1999, the Fund had not yet commenced operations, and did not have a performance history.

--------------------------------------------------------------------------------
[Icon]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

                                                     INSTITUTIONAL CLASS SHARES


     Investment Advisory Fees                                  0.50%
     Distribution (12b-1) Fees                                 None
     Other Expenses*                                           0.70%
                                                             ------
    TOTAL ANNUAL FUND OPERATING EXPENSES                       1.20%
    Fee waivers and expense reimbursements                     0.75%
                                                             ------
   NET TOTAL OPERATING EXPENSES                                0.45%**
--------------------------------------------------------------------------------
 * Other Expenses are estimated for the current year.
** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 0.45% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. For more information about these fees, see "Investment Adviser" and "Distribution of
Fund Shares."
--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                            1 YEAR            3 YEARS

         Turner Fixed Income Fund           $46               $144

TIP TARGET SELECT EQUITY FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY


INVESTMENT GOAL                      Long-term capital appreciation
INVESTMENT FOCUS                     Common stocks of U.S. issuers
SHARE PRICE VOLATILITY               High
PRINCIPAL INVESTMENT STRATEGY        Utilizing sub-advisers experience in
                                       selecting securities that have growth
                                       potential or that are undervalued, the
                                       Fund invests in U.S. common stocks
INVESTOR PROFILE                     Investors who want capital
                                       appreciation but who can tolerate
                                       the risks of investing in equity
                                       securities.

--------------------------------------------------------------------------------
[ICON]  INVESTMENT STRATEGY OF THE TIP TARGET SELECT EQUITY FUND


The TIP Target Select Equity Fund invests primarily in common stocks and other equity securities of companies regardless of their market capitalization. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of Turner. In selecting investments for the Fund, the Adviser and the Sub-Advisers choose stocks of companies that have above-average growth potential or that have been undervalued by the market. The Fund will invest in securities of companies operating in a broad range of industries based on their growth potential or their relatively attractive price.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs (and thus lower performance) and additional capital gains tax liabilities.

[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

The Fund's investment approach, with its emphasis on stocks in a variety of capitalization ranges, is expected to offer potentially higher returns and a higher level of volatility relative to equity funds that invest solely in large cap companies. In addition, because the Fund does not employ a specific "growth" or "value" discipline, the Fund can be expected to perform differently than funds that employ a specific investment style.

The Fund is non-diversified, which means that it may invest in the securities of a relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

                                                   TIP TARGET SELECT EQUITY FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for one year.*

25.45%
1998

[BAR CHART]

* The performance information shown above is based on a calendar year.


Best Quarter               Worst Quarter
     21.22%                   -17.08%
   (12/31/98)                (9/30/98)


This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the Russell 3000 Index.

                              1 YEAR        SINCE INCEPTION
                                                (1/1/98)
TIP Target Select Equity Fu   25.45%             25.45%
Russell 3000 Index            24.14%             26.62%*
--------------------------------------------------------------------------------

* The inception date for the Index is December 31, 1997.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 3000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 3,000 largest U.S. companies.

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[icon]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
                                                       INSTITUTIONAL
                                                       CLASS SHARES
     Investment Advisory Fees                              1.05%
     Distribution (12b-1) Fees                             None
     Other Expenses                                       17.71%
                                                          -----
    TOTAL ANNUAL FUND OPERATING EXPENSES                  18.76%
    Fee waivers and expense reimbursements                17.46%
                                                          -----
   NET TOTAL OPERATING EXPENSES                            1.30%*
--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.30% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
   TIP Target Select Equity Fund            $132         $412          $713          $1,568

[icon] THE FUNDS' OTHER INVESTMENTS
--------------------------------------------------------------------------------


In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, we cannot guarantee that any Fund will achieve its investment goal.


The investments and strategies described throughout this prospectus are those that we use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

[icon] INVESTMENT ADVISER
--------------------------------------------------------------------------------

As the Funds' Adviser, Turner Investment Partners makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to the Turner Ultra Large Cap Growth, Turner Growth Equity, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Short Duration Government Funds - One Year Portfolio, Turner Short Duration Government Funds - Three Year Portfolio, and Turner Fixed Income Funds. Turner also serves as Adviser to the TIP Target Select Equity Fund and oversees that Fund's sub-advisers. As of October 31, 1998, Turner had approximately $3 billion in assets under management.





For the fiscal year ended September 30, 1998, the Funds paid Turner investment advisory fees (after waivers and reimbursements) of:

   Turner Ultra Large Cap Growth Fund..................................(3.86)%
   Turner Growth Equity Fund............................................. .67%
   Turner Midcap Growth Fund............................................  .51%
   Turner Small Cap Growth Fund.......................................... .87%
   Turner Micro Cap Growth Fund........................................(3.49)%
   Turner Short Duration Government Funds-One Year Portfolio.......... (6.17)%
   Turner Short Duration Government Funds-Three Year Portfolio........ (0.59)%
   TIP Target Select Equity Fund...................................... (5.65)%**
----------
 * The Turner Fixed Income Fund was not in operation as of 9/30/98.
** Turner pays a portion of this fee to the Fund's sub-advisers.

PORTFOLIO MANAGERS

The Ultra Large Cap Growth Fund and Growth Equity Fund are managed by a committee comprised of Robert Turner, John Hammerschmidt and Mark Turner. The Midcap Growth Fund is managed by a committee comprised of Chris McHugh, Bill McVail and Robert Turner. The Small Cap Growth Fund is managed by a committee comprised of Chris McHugh, Bill McVail, and Frank Sustersic. The Micro Cap Growth Fund is managed by a committee comprised of Frank Sustersic and Bill McVail. The background of each committee member is set forth below.

Robert E. Turner is a member of the committees which manage the Ultra Large Cap Growth, Growth Equity and Midcap Growth Funds, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, has been the lead manager of the Growth Equity Fund since its inception and is a co- manager of the Ultra Large Cap Growth Fund and Midcap Growth Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridan Investment Company. He has 16 years of investment experience.

John Hammerschmidt is a member of the committees which manage the Ultra Large Cap Growth and Growth Equity Funds, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is lead manager of the Ultra Large Cap Growth Fund and co-manager of the Growth Equity Fund. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was a Vice President in Government Securities Trading at S.G. Warburg. He has 14 years of investment experience.

Mark Turner is a member of the committees which manage the Ultra Large Cap Growth and Growth Equity Funds, as set forth above. Mr. Turner, President of the Adviser, is co-manager of the Growth Equity Fund and Ultra Large Cap Growth Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 15 years of investment experience.

Christopher K. McHugh is a member of the committees which manage the Midcap Growth and Small Cap Growth Funds, as set forth above. Mr. McHugh, Equity Portfolio Manager of the Adviser, is the lead manager of the Midcap Growth Fund and co-manager of the Small Cap Growth Fund. Mr. McHugh joined the Adviser in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 11 years of investment experience.

Bill McVail is a member of the committees which manage the Midcap Growth, Micro Cap, and Small Cap Growth Funds, as set forth above. Mr. McVail, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Small Cap Growth Fund and co-manager of the Micro and Midcap Growth Funds. Mr. McVail joined the Adviser in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 11 years of investment experience.


Frank L. Sustersic is a member of the committees which manage the Micro Cap and Small Cap Growth Funds, as set forth above. Mr. Sustersic, a Senior Security Analyst and Equity Portfolio Manager at Turner, serves as lead portfolio manager to the Micro Cap Growth Fund and co-manager of the Small Cap Growth Fund. Mr. Sustersic joined Turner in 1994. Mr. Sustersic has 8 years of investment experience.


James L. Midanek, a Fixed Income Portfolio Manager of Turner Investment Partners, Inc., is the portfolio manager of the Turner Short Duration Government Funds - One and Three Year Portfolios and of the Turner Fixed Income Fund. Mr. Midanek joined Turner in 1997. Prior to joining Turner, Mr. Midanek was Chief

Investment Officer of Solon Asset Management, L.P., which he founded in 1989, and Portfolio Manager of the Short Duration Government Funds. From 1992 to 1994, Mr. Midanek was Chief Investment Officer to the Fixed Income Group of Montgomery Asset Management, L.P., where he managed four institutional fixed income funds.


TIP TARGET SELECT EQUITY FUND:

Chartwell Investment Partners manages a portion of the assets of the TIP Target Select Equity Fund.

Wynn Jessup, founder of Chartwell Investment Partners, and Chairman and President of Chartwell Dividend and Income Fund, serves as portfolio manager to the TIP Target Select Equity Fund. Mr. Jessup has over 30 years of investment experience.

Penn Capital Management Company, Inc. manages a portion of the assets of the TIP Target Select Equity Fund.

Richard Hocker, founder of Penn Capital Management, Inc., serves as portfolio manager to the TIP Target Select Equity Fund. Prior to founding Penn Capital in 1987, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Investment Advisers, and investment management firm. He has over 35 years of investment experience.

Clover Capital Management, Inc. manages a portion of the assets of the TIP Target Select Equity Fund.

Michael Jones, co-founder and Managing Director of Clover Capital, serves as portfolio manager to the TIP Target Select Equity Fund. Mr. Jones has over 19 years of investment experience.

[icon] PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.

CHOOSING ADVISER OR INSTITUTIONAL CLASS SHARES

Adviser and Institutional Class Shares have different expenses and other characteristics.

Institutional Class Shares are for individual investors and for certain institutional investors investing for their own or their customers' account. For information on how to open an account and set up procedures for placing transactions call 1-800-224-6312.

Adviser Class Shares are for individual investors who purchase shares through financial institutions or intermediaries. Only the Penn Capital High Yield Bond Fund and the Turner Short Duration Government Funds - Three Year Portfolio offer Adviser Class Shares.

          ADVISER CLASS SHARES                      INSTITUTIONAL CLASS SHARES
         * No sales charge                          * No sales charge
         * Higher annual expenses                   * Lower annual expenses
         * $10,000 minimum initial investment       * $2,500 minimum initial
                                                      investment

For some investors the minimum initial investment may be lower. For Adviser Class Shares, the minimum initial investment for IRAs is $500. As of January 31, 1999, Adviser Class Shares were not yet available to investors.

WHEN CAN YOU PURCHASE SHARES?


You may purchase shares of any Fund (except the Turner Short Duration Government Funds - One Year and - Three Year Portfolios) on any day that the New York Stock Exchange is open for business (a Business Day). For the Turner Short Duration Government Funds-One Year and Three Year Portfolios, a Business Day is any day the U.S. Bond Markets are open.


HOW TO PURCHASE FUND SHARES

You may purchase shares directly from the Funds by:

o  mail
o  telephone
o  wire, or
o  Automated Clearing House (ACH).

To purchase shares directly from us, please call 1-800-224-6312. Make your check, payable in U.S. dollars, to "TIP Funds" and include the name of the appropriate Fund(s) on the check. You may mail your check to us at: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805. We cannot accept third-party checks, credit cards, credit card checks or cash.

You may also purchase shares by wiring money to the Funds as follows: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_________ Fund]. The shareholder's name and account number must be specified in the wire.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.


FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.


We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.


The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to want to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time.


Who is Eligible to Invest in a Fund Once it is Closed to New Investors?

If you are a shareholder of the Fund when it closes to new investors, you will be able to make additional investments in the Fund and reinvest your dividends and capital gain distributions.
Once a Fund is closed, you may open a new account only if:

o your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

o you are a current Fund trustee or officer, or an employee of Turner Investment Partners, Inc., or a member of the immediate family of any of those people;

o    you are an existing advisory client of Turner Investment Partners, Inc.; or

o you are a client of a financial adviser or planner who has client assets invested in the TIP Funds as of the date of any proposed new investment in the Fund.

In addition, an employee benefit plan which is a Fund shareholder may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants.



HOW WE CALCULATE NAV

NET ASSET VALUE


NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund.


In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or we think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of the Funds' investments may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

To purchase Institutional Class Shares for the first time, you must invest at least $2,500 in any Fund. To purchase Adviser Class Shares for the first time, you must invest at least $10,000 in any Fund that offers Adviser Class Shares. Your subsequent investments in the Funds must be made in amounts of at least $500. We may accept investments of smaller amounts at our discretion.

SYSTEMATIC INVESTMENT PLAN


If you have checking or savings accounts with certain banks, you may purchase Adviser Class Shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With minimum initial purchase amounts and a minimum preauthorized investment amount of $100, you may begin regularly scheduled investments once a month.

SELLING FUND SHARES

HOW TO SELL YOUR FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone.

Holders of Adviser or Institutional Class Shares may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.

The sale price of each share will be the next NAV determined after we receive your request.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.


SYSTEMATIC WITHDRAWAL PLAN

IF YOU HAVE AT LEAST $2,500 IN YOUR ACCOUNT, YOU MAY USE THE SYSTEMATIC WITHDRAWAL PLAN. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have an account with certain banks, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

RECEIVING YOUR MONEY


Normally, we will send your sale proceeds within three Business Days after we receive your request, but it may take up to seven Business Days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM THE DATE OF PURCHASE).


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE (or the U.S. Bond Markets in the case of the Turner Short Duration Government Funds - One Year and Three Year Portfolios) restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' Statement of Additional Information (SAI).

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

EXCHANGING FUND SHARES

HOW TO EXCHANGE YOUR SHARES

EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM THE DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

DISTRIBUTION OF FUND SHARES


SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.


SIDCo. receives no compensation for distributing the Funds' shares.


The Turner Short Duration Government Funds - One Year and - Three Year Portfolios have adopted a shareholder service plan for their Adviser Class Shares that allows the Funds to pay service fees for services provided to shareholders. For Adviser Class Shares, shareholder service fees, as a percentage of average daily net assets, may be up to .25%.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Turner Growth Equity, Turner Fixed Income and TIP Target Select Equity distribute their investment income quarterly as a dividend to shareholders. The Turner Short Duration Government Funds-One Year and -Three Year Portfolios distribute their investment income monthly as a dividend to shareholders. The Turner Ultra Large Cap Growth, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth Funds distribute their investment income at least once annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

THE "RECORD DATE"

If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify us in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send us written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

FUND DISTRIBUTIONS

Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.
Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its portfolio securities. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Study these tables to see how each Fund performed since it began investment operations.


The tables that follow present performance information about the Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. As of September 30, 1998, the Turner Fixed Income had not commenced operations, and there were no Adviser Class Shares of any Fund outstanding.


This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, appears in our annual report that accompanies the Statement of Additional Information. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

                                              TURNER ULTRA LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED SEPTEMBER 30:                                      1998            1997(2)
                                                                         ----            -------
Net Asset Value, Beginning of Period                                 $  12.28          $   10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                           (0.01)               0.01
Net Gains or Losses on Securities (both realized and
unrealized)                                                              1.98               2.27
Total From Investment Operations                                         1.97               2.28
LESS DISTRIBUTIONS
Dividends (from net investment income)                                 (0.01)                ---
Distributions (from capital gains)                                     (1.02)                ---
Returns of Capital                                                         --                ---
Total Distributions                                                    (1.02)                ---
Net Asset Value, End of Period                                      $   13.22          $   12.28
TOTAL RETURN (1)                                                       17.26%             22.80%
*************************************
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $   4,328          $     701
Ratio of Expenses to Average Net Assets                                 1.00%             1.00%*
Ratio of Net Income (Loss) to Average Net Assets                      (0.10)%             0.20%*
Ratio of Expenses to Average Net Assets
(excluding waivers)                                                     7.70%            26.45%*
Ratio of Net Investment Income (Loss) to Average Net
Assets (excluding waivers)                                            (7.80)%          (25.25)%*
Portfolio Turnover Rate                                               243.93%            346.47%


--------------------------------------
1 Returns are for the period indicated and have not been annualized. 2 The Turner Ultra Large Cap Growth Fund began operations on
  February 1, 1997.
* Annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.


FINANCIAL HIGHLIGHTS                                                                                     TURNER GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------

FOR THE PERIODS ENDED SEPTEMBER 30:                                1998          1997       1996(2)          1995           1994
                                                                   ----          ----       -------          ----           ----

Net Asset Value, Beginning of Period                            $ 16.64       $ 17.03       $ 14.97       $  12.46       $  13.12
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                     (0.05)         (0.03)         0.02           0.10           0.10
Net Gains or Losses on Securities (both realized and
unrealized)                                                        1.10          4.23          2.91           2.52          (0.66)
Total From Investment Operations                                   1.05          4.20          2.93           2.62          (0.56)
LESS DISTRIBUTIONS
Dividends (from net investment income)                              ---           ---         (0.02)         (0.11)         (0.10)
Distributions (from capital gains)                                (4.82)        (4.59)        (0.85)           ---            ---
Returns of Capital                                                  ---           ---           ---            ---            ---
Total Distributions                                               (4.82)        (4.59)        (0.87)         (0.11)         (0.10)
Net Asset Value, End of Period                                  $ 12.87       $ 16.64       $ 17.03       $  14.97       $  12.46
TOTAL RETURN(1)                                                   10.71%        32.61%        20.61%         21.15%         (4.28)%
*************************************
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $97,857       $99,590       $96,164       $115,819       $112,959
Ratio of Expenses to Average Net Assets                            1.04%+        1.02%+        1.06%+*        1.03%+         0.95%
Ratio of Net Income (Loss) to Average Net Assets                  (0.42)%+      (0.25)%+       0.03%+*        0.69%+         0.86%
Ratio of Expenses to Average Net Assets
(excluding waivers)                                                1.12%+        1.05%+        1.06%+*        1.03%+         1.08%
Ratio of Net Investment Income (Loss) to Average
Net Assets (excluding waivers)                                    (0.50)%+      (0.28)%+       0.03%+*        0.69%+         0.73%
Portfolio Turnover Rate                                          249.58%       178.21%       147.79%        177.86%        164.81%

---------------------------
1        Returns are for the period indicated and have not been annualized.

2 On April 19, 1996, the Board of Trustees of the Fund voted to approve a tax-free reorganization of the Fund. In connection with the reorganization, the Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1996.


+ The Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets do not reflect the Adviser's use of arrangements whereby certain broker-dealers have agreed to pay certain expenses of the Turner Growth Equity Fund in return for the direction of a percentage of the Fund's brokerage transactions. For the Turner Growth Equity Fund, these arrangements reduced the Ratios of Expenses to Average Net Assets to 1.00% (1.08% excluding waivers) for the year ended September 30, 1998, 0.96% for the year ended September 30, 1997, 0.94% for the eleven month period ended September 30, 1996 and 0.94% for the year ended October 31, 1995 and the Ratios of Net Investment Income (Loss) to Average Net Assets to (0.46%)((0.38% excluding waivers), (0.19%), 0.15% and 0.78% for the same periods.


*        Annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


FINANCIAL HIGHLIGHTS                                                   TURNER MIDCAP GROWTH FUND
------------------------------------------------------------------------------------------------


FOR THE PERIODS ENDED SEPTEMBER 30:                                    1998             1997(2)
                                                                       ----             -------

Net Asset Value, Beginning of Period                              $   14.22           $   10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                          (0.07)              (0.03)
Net Gains or Losses on Securities (both realized and
unrealized)                                                            0.22                4.36
Total From Investment Operations                                       0.15                4.33
LESS DISTRIBUTIONS
Dividends (from net investment income)                                  ---                 ---
Distributions (from capital gains)                                    (0.50)              (0.11)
Returns of Capital                                                      ---                 ---
Total Distributions                                                   (0.50)              (0.11)
Net Asset Value, End of Period                                    $   13.87           $   14.22
TOTAL RETURN(1)                                                        1.24%              43.77%
*************************************
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $  24,582           $   5,145
Ratio of Expenses to Average Net Assets                                1.34%+              1.25%
Ratio of Net Income (Loss) to Average Net Assets                      (0.79)%+            (0.62)%
Ratio of Expenses to Average Net Assets
(excluding waivers)                                                    1.73%+              7.96%
Ratio of Net Investment Income (Loss) to Average Net
Assets (excluding waivers)                                            (1.18)%+            (7.33)%
Portfolio Turnover Rate                                              304.29%+            348.29%


1    Returns are for the period indicated and have not been annualized.

2    The Turner Midcap Growth Fund commenced operations on October 1, 1996.


+ The Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets do not reflect the Adviser's use of arrangements whereby certain broker-dealers have agreed to pay certain expenses of the Turner Midcap Growth Fund in return for the direction of a percentage of the Fund's brokerage transactions. For the Turner Midcap Growth Fund these arrangements reduced the Ratio of Expenses to Average Net Assets to 1.23% (1.62% excluding waivers), for the year ended September 30, 1998 and the Ratio of Net Investment Income (Loss) to Average Net Assets to (0.69%)((1.08%) excluding waivers), for the same period above.


Amounts designated as "--" are either $0 or have been rounded to $0.


FINANCIAL HIGHLIGHTS                                                                                  TURNER SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

FOR THE PERIODS ENDED SEPTEMBER 30:                              1998            1997        1996(2)           1995       1994(3)
                                                                 ----            ----        -------           ----       -------

Net Asset Value, Beginning of Period                        $   26.35       $   23.13      $   16.08      $   10.90     $   10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                    (0.23)          (0.07)         (0.08)         (0.06)        (0.02)
Net Gains or Losses on Securities (both realized and            (4.19)           3.80           8.17           5.24          0.92
unrealized)
Total From Investment Operations                                (4.42)           3.73           8.09           5.18          0.90
LESS DISTRIBUTIONS
Dividends (from net investment income)                            ---             ---            ---            ---           ---
Distributions (from capital gains)                              (0.25)          (0.51)         (1.04)           ---           ---
Returns of Capital                                              (0.19)            ---            ---            ---           ---
Total Distributions                                             (0.44)          (0.51)         (1.04)           ---           ---
Net Asset Value, End of Period                              $   21.49       $   26.35      $   23.13      $   16.08     $   10.90
TOTAL RETURN(1)                                                (16.90)%         16.64%         52.90%         47.52%        12.35%
*************************************
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                             $ 147,534       $ 153,462      $  67,425      $  13,072      $  4,806
Ratio of Expenses to Average Net Assets                          1.28%+          1.24%          1.25%*         1.25%         1.09%*
Ratio of Net Income (Loss) to Average Net Assets                (0.99)%+        (0.84)%        (0.88)%*       (0.68)%       (0.27)%*
Ratio of Expenses to Average Net Assets
(excluding waivers)                                              1.41%+          1.33%          1.54%*         2.39%         4.32%*
Ratio of Net Investment Income (Loss) to Average
Net Assets (excluding waivers)                                  (1.12)%+        (0.93)%        (1.17)%*       (1.82)%       (3.50)%*
Portfolio Turnover Rate                                        167.73%         130.68%        149.00%        183.49%       173.92%


1     Returns are for the period indicated and have not been annualized.

2 On April 19, 1996, the Board of Trustees of the Fund voted to approve a tax-free reorganization of the Fund. In connection with the reorganization, the Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1996.

3     The Turner Small Cap Growth Fund commenced operations on February 7, 1994.


+ The Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets do not reflect the Adviser's use of arrangements whereby certain broker-dealers have agreed to pay certain expenses of the Turner Small Cap Growth Fund in return for the direction of a percentage of the Fund's brokerage transactions. For the Turner Small Cap Growth Fund, these arrangements reduced the Ratio of Expenses to Average Net Assets to 1.25% (1.38% excluding waivers), for the year ended September 30,1998 and the Ratio of Net Investment Income (Loss) to Average Net Assets to (0.96%)((10.9%) excluding waivers), for the same period above.


*     Annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS                                TURNER MICRO CAP GROWTH FUND
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED SEPTEMBER 30:                                1998(1)
                                                                   ----
Net Asset Value, Beginning of Period                             $   10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                        (0.04)
Net Gains or Losses on Securities (both realized and
unrealized)                                                         (0.08)
Total From Investment Operations                                    (0.12)
LESS DISTRIBUTIONS
Dividends (from net investment income)                                 ---
Distributions (from capital gains)                                     ---
Total Distributions                                                    ---
Net Asset Value, End of Period                                    $   9.88
TOTAL RETURN                                                      (1.20)%+
*************************************
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $  2,843
Ratio of Expenses to Average Net Assets                             1.25%*
Ratio of Net Income (Loss) to Average Net Assets                  (0.64)%*
Ratio of Expenses to Average Net Assets
(excluding waivers)                                                 8.18%*
Ratio of Net Investment Income (Loss) to Average Net
Assets (excluding waivers)                                        (7.57)%*
Portfolio Turnover Rate                                            128.53%

---------------
1 The Turner Micro Cap Growth Fund commenced operations on March 1, 1998. + Returns are for the period indicated and have not been annualized
* Annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


FINANCIAL HIGHLIGHTS                                                  TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------


                               For the seven month period ended         For the years ended
                                                   September 30:                February 28:

                                                               1998(1)          1998(2)         1997          1996       1995(3)
                                                               ----             ----            ----          ----       ----
Net Asset Value, Beginning of Period                          $  10.08         $  10.06     $  10.03     $    9.99     $   10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                      0.35             0.60         0.60          0.64          0.53
Net Gains or Losses on Securities (both realized and
unrealized)                                                        ---             0.02         0.03          0.05         (0.02)
Total From Investment Operations                                  0.35             0.62         0.63          0.69          0.51
LESS DISTRIBUTIONS
Dividends (from net investment income)                           (0.33)           (0.60)       (0.60)        (0.65)        (0.52)
Distributions (from capital gains)                               (0.01)             ---          ---           ---           ---
Total Distributions                                              (0.34)           (0.60)       (0.60)        (0.65)        (0.52)
Net Asset Value, End of Period                                $  10.09         $  10.08     $  10.06     $   10.03     $    9.99
TOTAL RETURN                                                      3.50%+           6.34%        6.32%         7.09%         5.21%
*************************************
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $    991         $  1,195     $    864     $     398     $     145
Ratio of Expenses to Average Net Assets                           0.00%*           0.00%        0.00%         0.00%         0.00%
Ratio of Net Income (Loss) to Average Net Assets                  5.88%*           5.97%        5.91%         6.46%         5.74%
Ratio of Expenses to Average Net Assets
(excluding waivers)                                              10.83%*           8.83%       10.25%        16.47%        27.89%
Ratio of Net Investment Income (Loss) to Average Net
Assets (excluding waivers)                                      (4.95)%*          (2.86)%      (4.34)%      (10.01)%      (22.15)%
Portfolio Turnover Rate                                          96.56%           68.80%       81.82%          ---           ---

----------------------
1 On November 10, 1997 the Board of Trustees of the Fund approved a change in the Turner Short Duration Government Funds - One Year Portfolio's year end from February 28 to September 30, effective March 1, 1998.

2 On January 22, 1998, shareholders of the Fund approved a change in the adviser from Solon Asset Management, L.P. to Turner Investment Partners, Inc.

3 The Turner Short Duration Government Funds - One Year Portfolio commenced operations on March 1, 1994.

+    Returns are for the period and have not been annualized.

*    Annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


FINANCIAL HIGHLIGHTS                                                   TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------


                               For the seven month period ended       For the years ended
                                                  September 30:              February 28:

                                                              1998(1)          1998(2)          1997           1996        1995(3)
                                                              ----             ----             ----           ----        ----

Net Asset Value, Beginning of Period                        $   10.10        $   10.00     $   10.04      $    9.80      $   10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                     0.35             0.59          0.58           0.60           0.61
Net Gains or Losses on Securities (both realized and
unrealized)                                                      0.15             0.10         (0.01)          0.23          (0.22)
Total From Investment Operations                                 0.50             0.69          0.57           0.83           0.39
LESS DISTRIBUTIONS
Dividends (from net investment income)                          (0.34)           (0.59)        (0.59)         (0.59)         (0.59)
Distributions (from capital gains)                              (0.01)             ---         (0.02)           ---            ---
Total Distributions                                             (0.35)           (0.59)        (0.61)         (0.59)         (0.59)
Net Asset Value, End of Period                              $   10.25        $   10.10     $   10.00      $   10.04      $    9.80
TOTAL RETURN                                                     5.09%+           7.07%         5.45%          8.73%          4.08%
*************************************
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                             $  12,015        $  15,544     $  17,809      $  11,027     $    7,065
Ratio of Expenses to Average Net Assets                          0.24%*           0.24%         0.24%          0.24%          0.15%
Ratio of Net Income (Loss) to Average Net Assets                 5.84%*           5.85%         5.80%          6.18%          6.21%
Ratio of Expenses to Average Net Assets
(excluding waivers)                                              1.49%*           1.21%         1.21%          1.45%          1.18%
Ratio of Net Investment Income (Loss) to Average Net
Assets (excluding waivers)                                       4.59%*           4.88%         4.83%          4.97%          5.18%
Portfolio Turnover Rate                                        121.63%          197.03%       279.00%        251.00%        405.00%

------------------------
1 On November 10, 1997 the Board of Trustees of the Fund approved a change in the Turner Short Duration Government Funds - Three Year Portfolio's year end from February 28 to September 30, effective March 1, 1998.


2 On January 22, 1998, shareholders of the Fund approved a change in the adviser from Solon Asset Management, L.P. to Turner Investment Partners, Inc.

3 The Turner Short Duration Government Funds - Three Year Portfolio commenced operations on March 1, 1994.

+    Returns are for the period and have not been annualized.

*    Annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS                               TIP TARGET SELECT EQUITY FUND
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED SEPTEMBER 30:                                    1998(2)
                                                                      -------
Net Asset Value, Beginning of Period                                $   10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                            (0.01)
Net Gains or Losses on Securities (both realized and
unrealized)                                                              0.35
Total From Investment Operations                                         0.34
LESS DISTRIBUTIONS
Dividends (from net investment income)                                    ---
Distributions (from capital gains)                                        ---
Total Distributions                                                       ---
Net Asset Value, End of Period                                      $   10.34
TOTAL RETURN(1)                                                          3.50%
*************************************
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $     966
Ratio of Expenses to Average Net Assets                                  1.30%*
Ratio of Net Income (Loss) to Average Net Assets                         0.02%*
Ratio of Expenses to Average Net Assets
(excluding waivers)                                                     18.76%*
Ratio of Net Investment Income (Loss) to Average Net
Assets (excluding waivers)                                             (17.44)%*
Portfolio Turnover Rate                                                803.02%

-----------------------
1  Returns are for the period indicated and have not been annualized.
2  The TIP Target Select Equity Fund commenced operations on January 1, 1998.
*  Annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

[LOGO] TIP FUNDS




INVESTMENT ADVISER



Turner Investment Partners, Inc.


DISTRIBUTORS


SEI Investments Distribution Co.


LEGAL COUNSEL


Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------

The SAI dated January 31, 1999, includes more detailed information about TIP Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------

These reports list the Funds' holdings and contain information from the Funds' managers about fund strategies and recent market conditions and trends. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-800-224-6312.
BY MAIL:   Write to the Funds at:
           P.O. Box 419805
           Kansas City, MO  64141-6805
BY INTERNET: http://www.___________

FROM THE SEC: You can also obtain the SAI or the Annual or Semi-Annual Reports, as well as other information about TIP Funds, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549- 6009.

The Funds' Investment Company Act registration number is 811-07527.

                                    TIP FUNDS




                                   PROSPECTUS
                                JANUARY 31, 1999



             -------------------------------------------------------
                                  CLOVER FUNDS:

                           CLOVER SMALL CAP VALUE FUND
                            CLOVER EQUITY VALUE FUND
                            CLOVER MAX CAP VALUE FUND
                            CLOVER FIXED INCOME FUND



              ----------------------------------------------------


                               INVESTMENT ADVISER:


                         CLOVER CAPITAL MANAGEMENT, INC.


           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY
              FUND SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS
      ACCURATE OR COMPLETE. IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

    TIP FUNDS

HOW TO READ THIS PROSPECTUS
--------------------------------------------------------------------------------


TIP Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

Clover Small Cap Value Fund.....................................................
Clover Equity Value Fund........................................................
Clover Max Cap Value Fund.......................................................
Clover Fixed Income Fund........................................................
The Funds' other investments....................................................
Investment Advisers.............................................................
Purchasing, selling and exchanging Fund shares..................................
Dividends, distributions and taxes..............................................
Financial Highlights............................................................
How to obtain more information about TIP Funds........................Back Cover

For information about key terms and concepts, look for our "________________" explanations.

[INSERT ICON MAP]

                                    INTRODUCTION-INFORMATION COMMON TO ALL FUNDS
--------------------------------------------------------------------------------


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgements may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any government agency.


The value of your investment in a Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

--------------------------------------------------------------------------------

YEAR 2000 RISKS

Like other mutual funds (and most organizations around the world), the Funds could be affected by computer problems related to the transition to the year 2000. While no one knows if these problems will have any impact on the Funds or on the financial markets in general, the Funds are taking steps to protect investors. These include efforts to ensure that the Funds' own systems are prepared to make the transition to the year 2000, and to determine that the problem will not affect the systems used by the Funds' major service providers. Whether these steps will be effective can only be known for certain in the year 2000. In addition, year 2000 problems may negatively affect the companies and governments whose securities the Funds purchase, which may ultimately have an impact on the value of the Funds' shares. There is additional information on these risks in the Statement of Additional Information.

CLOVER SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                             Long-term total return
INVESTMENT FOCUS                            Small cap U.S. common stocks
SHARE PRICE VOLATILITY                      Medium to high
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify small cap U.S. companies that are undervalued relative to the market or their historical valuation
INVESTOR PROFILE                            Investors seeking long-term total return who can withstand the share price volatility of small cap investing.

--------------------------------------------------------------------------------

[ICON]  INVESTMENT STRATEGY OF THE CLOVER SMALL CAP VALUE FUND

The Clover Small Cap Value Fund invests primarily in common stocks and other equity securities of U.S. companies with small market capitalizations (i.e., under $750 million) that Clover Capital Management believes are undervalued relative to the market or to their historical valuation. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios.

[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, small capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment, adverse business or economic events than larger, more growth-oriented companies. In addition, the performance of the stocks which comprise the portfolio do not necessarily track major market indices.
                                        4

                                                     CLOVER SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for two years.*

15.47%   2.01%
1997     1998

[BAR CHART]

* The performance information shown above is based on a calendar year.

Best Quarter               Worst Quarter
   19.49%                     -19.03%
  (9/30/97)                  (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the Russell 2000 Index.


                                    1 YEAR      SINCE INCEPTION
                                                    (2/28/96)
Clover Small Cap Value Fund         2.01%            13.85%
       Russell 2000 Index          -2.55%            19.00%*


--------------------------------------------------------------------------------
*  The inception date for the Index is February 29, 1996.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Index is a widely-recognized index of the 2,000 smallest U.S. companies out of the 3,000 largest companies.


--------------------------------------------------------------------------------
[ICON]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
                                                                   INSTITUTIONAL
                                                                   CLASS SHARES


     Investment Advisory Fees                                          0.85%
     Distribution (12b-1) Fees                                         None
     Other Expenses                                                    0.99%
                                                                       ----
      TOTAL ANNUAL FUND OPERATING EXPENSES                             1.84%
       Fee waivers and expense reimbursements                          0.44%
                                                                       ----
    NET TOTAL OPERATING EXPENSES                                       1.40%*
--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.40% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. For more information about these fees, see "Investment Adviser" and "Distribution of
Fund Shares."
--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                            1 YEAR            3 YEARS           5 YEARS          10 YEARS

         Clover Small Cap Value Fund         $143              $443              $766             $1,680

CLOVER EQUITY VALUE FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                             Long-term total return
INVESTMENT FOCUS                            U.S. equity securities
SHARE PRICE VOLATILITY                      Medium to high
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify U.S. equity securities that are undervalued relative to the market or historic valuations
INVESTOR PROFILE                            Investors seeking long-term total return who can withstand the share price volatility of equity investing.

--------------------------------------------------------------------------------

[ICON]  INVESTMENT STRATEGY OF THE CLOVER EQUITY VALUE FUND

The Clover Equity Value Fund invests primarily in common stocks and other equity securities of U.S. companies with medium and small market capitalizations (i.e., generally $500 million to $5 billion) that Clover Capital Management believes are undervalued relative to the market or their historic valuation. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios.

[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment, adverse business or economic events than larger, more growth-oriented companies. In addition, the performance of the stocks which comprise the portfolio do not necessarily track major market indices.

                                                        CLOVER EQUITY VALUE FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for seven years.*


7.31%    12.53%   16.03%   21.40%   22.87%  17.54%  -1.47%
1992     1993     1994     1995     1996    1997     1998


[BAR CHART]

* The performance information shown above is based on a calendar year.

  Best Quarter               Worst Quarter
    11.42%                      -14.28%
  (12/31/96)                   (9/30/98)


This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the S&P 400 Mid-Cap Index.

                              1 YEAR    5 YEARS        SINCE INCEPTION
                                                          (12/6/91)
Clover Equity Value Fund      -1.47%     14.92%            14.26%
S&P 400 Mid-Cap Index         19.12%     18.84%            12.35%*


--------------------------------------------------------------------------------
*  The inception date for the Index is December 31, 1991.


WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 400 Mid-Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.


--------------------------------------------------------------------------------
[ICON]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
                                                                  INSTITUTIONAL
                                                                   CLASS SHARES

     Investment Advisory Fees                                         0.74%
     Distribution (12b-1) Fees                                        None
     Other Expenses                                                   0.38%
                                                                      ----
      TOTAL ANNUAL FUND OPERATING EXPENSES                            1.12%
       Fee waivers and expense reimbursements                         0.02%
                                                                      ----
    NET TOTAL OPERATING EXPENSES                                      1.10%*
--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.10% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. For more information about these fees, see "Investment Adviser" and "Distribution of
Fund Shares."
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                            1 YEAR            3 YEARS           5 YEARS          10 YEARS
         Clover Equity Value Fund           $112              $350              $606             $1,340

CLOVER MAX CAP VALUE FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                             Long-term total return
INVESTMENT FOCUS                            Large capitalization U.S.
                                              common stocks
SHARE PRICE VOLATILITY                      Medium
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify large capitalization U.S. companies with low valuations and attractive dividend yields relative to the market or to their own trading history
INVESTOR PROFILE                            Investors seeking long-term total return who can
                                              withstand the share price volatility of equity investing.

--------------------------------------------------------------------------------

[ICON]  INVESTMENT STRATEGY OF THE CLOVER MAX CAP VALUE FUND

The Clover Max Cap Value Fund invests primarily in common stocks and other equity securities of U.S. companies with large market capitalizations (i.e., generally averaging over $10 billion) that Clover Capital Management believes have low valuations and attractive dividend yields relative to the market or to their own trading history. Clover Capital Management will typically screen the stocks of the 500 largest U.S. companies (based on market capitalization) for those with the highest dividend yields. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, dividend yield, price-earnings and price-book value ratios.

[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole.

The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment, adverse business or economic events than more growth-oriented companies. In addition, the performance of the stocks which comprise the portfolio do not necessarily track major market indices.

                                                       CLOVER MAX CAP VALUE FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for one year.*

13.68%
1998

[BAR CHART]

* The performance information shown above is based on a calendar year.

   Best Quarter               Worst Quarter
      23.03%                     -12.77%
    (12/31/98)                  (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the S&P 500
Composite Index.

                              1 YEAR        SINCE INCEPTION
                                              (10/31/97)
Clover Max Cap Value  Fund    13.68%            12.72%
S&P 500 Composite Index       28.60%            27.10%*

--------------------------------------------------------------------------------
*  The inception date for the Index is October 31, 1997.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Composite Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization stocks in the index. Stocks included in the index are mostly NYSE listed companies, with some AMEX and Nasdaq Stock Market stocks.


--------------------------------------------------------------------------------
[ICON]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

                                                     INSTITUTIONAL CLASS SHARES


    Investment Advisory Fees                                     0.74%
    Distribution (12b-1) Fees                                    None
    Other Expenses                                              10.66%
                                                                -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                         11.40%
      Fee waivers and expense reimbursements                    10.45%
                                                                -----
   NET TOTAL OPERATING EXPENSES                                  0.95%*
--------------------------------------------------------------------------------

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 0.95% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. For more information about these fees, see "Investment Adviser" and "Distribution of
Fund Shares."
--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                   1 YEAR            3 YEARS           5 YEARS           10 YEARS
         Clover Max Cap Value Fund                   $97               $303             $525              $1,166

CLOVER FIXED INCOME FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                             High current income
INVESTMENT FOCUS                            Fixed income obligations of U.S.
                                              issuers
SHARE PRICE VOLATILITY                      Low to medium
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify investment-grade U.S. government and corporate securities that offer income potential
INVESTOR PROFILE                            Investors seeking high current income who can withstand some modest share price volatility.

--------------------------------------------------------------------------------

[ICON]  INVESTMENT STRATEGY OF THE CLOVER FIXED INCOME FUND

The Clover Fixed Income Fund invests primarily in U.S. government obligations and investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities. In selecting investments for the Fund, Clover Capital Management chooses fixed income securities of issuers that they believe will offer attractive income potential with an acceptable level of risk. Clover Capital Management will invest in fixed income obligations of different types and maturities depending on its current assessment of the relative market values of the sectors in which the Fund invests. Clover Capital Management does not attempt to forecast interest rate changes. The Fund's average weighted maturity will typically be between seven and nine years.

[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, fixed income securities, may underperform compared to other market segments or to the fixed income markets as a whole.


Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources, and are subject to more risk.


Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the exception of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

                                                        CLOVER FIXED INCOME FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for seven years.*


7.37%    11.45%  -2.83%   17.97%   4.41%   9.57%    7.89%
1992     1993     1994     1995     1996    1997     1998


[BAR CHART]

* The performance information shown above is based on a calendar year.

  Best Quarter               Worst Quarter
     5.85%                       -2.27%
   (6/30/95)                    (3/31/94)

This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the Merrill Lynch U.S. Domestic Master Bond Index.

                                     1 YEAR   5 YEARS    SINCE INCEPTION
                                                            (12/6/91)

Clover Fixed Income Fund              7.89%    7.19%          8.06%
Merrill Lynch U.S.
   Domestic Master Bond Index         8.82%    7.32%          8.20%*

--------------------------------------------------------------------------------
* The inception date for the Index is December 31, 1991.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch U.S. Domestic Master Bond Index is a widely recognized indicator of the performance of the investment grade U.S. domestic bond market.


--------------------------------------------------------------------------------
[ICON]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
                                                                  INSTITUTIONAL
                                                                  CLASS SHARES


     Investment Advisory Fees                                         0.45%
     Distribution (12b-1) Fees                                        None
     Other Expenses                                                   0.54%
                                                                      ----
    TOTAL ANNUAL FUND OPERATING EXPENSES                              0.99%
       Fee waivers and expense reimbursements                         0.24%
                                                                      ----
    NET TOTAL OPERATING EXPENSES                                      0.75%*
--------------------------------------------------------------------------------

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 0.75% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. For more information about these fees, see "Investment Adviser" and "Distribution of
Fund Shares."
--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                            1 YEAR            3 YEARS           5 YEARS          10 YEARS
         Clover Fixed Income Fund           $77               $240              $417             $930

[ICON] THE FUNDS' OTHER INVESTMENTS
--------------------------------------------------------------------------------

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, we cannot guarantee that any Fund will achieve its investment goal.


The investments and strategies described throughout this prospectus are those that we use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

[ICON] INVESTMENT ADVISER
--------------------------------------------------------------------------------

As the Funds' Adviser, Clover Capital Management makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

Clover Capital Management, Inc., an SEC-registered adviser, serves as the Adviser to the Clover Small Cap Value, Clover Equity Value, Clover Max Cap Value, and Clover Fixed Income Funds. As of October 31, 1998, Clover Capital had approximately $1.9 billion in assets under management.





For the fiscal year ended September 30, 1998, the Funds paid Clover investment advisory fees (after waivers and reimbursements) of:

         Clover Small Cap Value Fund................................   .41%
         Clover Equity Value Fund...................................   .72%
         Clover Max Cap Value Fund.................................. (8.91)%
         Clover Fixed Income Fund ..................................   .21%



PORTFOLIO MANAGERS

The Small Cap Value Fund is managed by a committee of research professionals led by Michael E. Jones and Lawrence R. Creatura. The Equity Value Fund is managed by a committee of research professionals led by Michael E. Jones and Paul W. Spindler. The Max Cap Value Fund is managed by a committee of research professionals led by Lawrence R. Creatura amd Paul W. Spindler. The Fixed Income Fund is managed by a committee of research professionals led by Richard J. Huxley and Paul W. Spindler. The background of each committee member is set forth below.

Michael E. Jones is a member of the committee which manages the Max Cap Value and Small Cap Value Funds. Mr. Jones, CFA, is a co-founder and Managing Director of Clover Capital. He has over 19 years of investment experience.

Lawrence R. Creatura is a member of the committee which manages the Max Cap Value and Small Cap Value Funds, as set forth above. Mr. Creatura, CFA, is a Vice President of Investments of Clover Capital. Prior to his current position, he was a Laser Systems Engineer/Researcher for Laser Surge, Inc.

Paul W. Spindler is a member of the committee which manages the Max Cap Value, Equity Value and Fixed Income Funds. Mr. Spindler, CFA, is a Vice President of Investments of Clover Capital.


Richard J. Huxley is a member of the committee which manages the Fixed Income Funds. Mr. Huxley is the Executive Vice President and Fixed Income Manager for Clover Capital.

[ICON] PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.

WHEN CAN YOU PURCHASE SHARES?
You may purchase shares of any Fund on any day that the New York Stock Exchange is open for business (a Business Day).

HOW TO PURCHASE FUND SHARES

You may purchase shares directly from the Funds by:

o    mail
o    telephone
o    wire, or
o    Automated Clearing House (ACH).

To purchase shares directly from us, please call 1-800-224-6312. Make your check, payable in U.S. dollars, to "TIP Funds" and include the name of the appropriate Fund(s) on the check. You may mail your check to us at: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805. We cannot accept third-party checks, credit cards, credit card checks or cash.

You may also purchase shares by wiring money to the Funds as follows: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_________ Fund]. The shareholder's name and account number must be specified in the wire.


You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.


FOR CUSTOMERS OF FINANCIAL INSTITUTIONS
If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.


We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.


The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. The Funds' NAV is calculated once each Business Day at the regularly- scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to want to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time.

NET ASSET VALUE


NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund.


HOW WE CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or we think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of the Funds' investments may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,500 in any Fund. Your subsequent investments in the Funds must be made in amounts of at least $500. We may accept investments of smaller amounts at our discretion.

TELEPHONE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SYSTEMATIC INVESTMENT PLAN


If you have checking or savings accounts with certain banks, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With minimum initial purchase amounts and a minimum preauthorized investment amount of $100, you may begin regularly scheduled investments once a month.


SELLING FUND SHARES

HOW TO SELL YOUR FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone.


You may sell shares by following procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.


The sale price of each share will be the next NAV determined after we receive your request.

SIGNATURE GUARANTEES
A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

SYSTEMATIC WITHDRAWAL PLAN

IF YOU HAVE AT LEAST $2,500 IN YOUR ACCOUNT, YOU MAY USE THE SYSTEMATIC WITHDRAWAL PLAN. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have an account with certain banks, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within three Business Days after we receive your request, but it may take up to seven Business Days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM THE DATE OF PURCHASE).


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' Statement of Additional Information (SAI).

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

EXCHANGING FUND SHARES

HOW TO EXCHANGE YOUR SHARES

EXCHANGES
When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM THE DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

DISTRIBUTION OF FUND SHARES


CCM Securities, Inc. ("CCM Securities") is the distributor of the shares of the Funds.


CCM Securities receives no compensation for distributing the Funds' shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The Clover Small Cap Value, Clover Equity Value and Clover Max Cap Value Funds distribute their investment income quarterly as a dividend to shareholders. The Clover Fixed Income Fund distributes its investment income monthly as a dividend to shareholders.


THE "RECORD DATE"
If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify us in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send us written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

FUND DISTRIBUTIONS
Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.
Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its portfolio securities. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Study these tables to see how each Fund performed since it began investment operations.


The tables that follow present performance information about the Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, appears in our annual report that accompanies the Statement of Additional Information. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-224-6312.


FINANCIAL HIGHLIGHTS                                                                        CLOVER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------


FOR THE PERIODS ENDED SEPTEMBER 30:                                     1998             1997(1)            1996(2)
                                                                        ----             ----               ----
Net Asset Value, Beginning of                                       $   15.94          $   10.87          $   10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                            (0.06)             (0.04)              0.02
Net Gains or Losses on Securities (both realized and
unrealized)                                                             (3.22)              5.24               0.88
Total From Investment Operations                                        (3.28)              5.20               0.90
LESS DISTRIBUTIONS
Dividends (from net investment income)                                     --                 --              (0.03)
Distributions (from capital gains)                                      (1.17)             (0.13)                --
Total Distributions                                                     (1.17)             (0.13)             (0.03)
Net Asset Value, End of Period                                      $   11.49          $   15.94          $   10.87
TOTAL RETURN                                                           (21.25%)+           48.23%+             8.97%+
*************************************
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $  15,662          $  15,279          $   4,495
Ratio of Expenses to Average Net Assets                                  1.40%              1.40%*             1.40%*
Ratio of Net Income (Loss) to Average Net Assets                        (0.50)%            (0.64)%*           (0.03)%*
Ratio of Expenses to Average Net Assets
(excluding waivers)                                                      1.84%              2.43%*             5.29%*
Ratio of Net Investment Income (Loss) to Average Net
Assets (excluding waivers)                                              (0.94)%            (1.67)%*           (3.92)%*
Portfolio Turnover Rate                                                 70.02%             59.03%             14.17%
-----------------------------------------------------------------------------------------------------------------------

-------------------
1 On June 25, 1997 the Board of Trustees of the Fund approved a change in the Fund's fiscal year end from October 31 to September 30, effective September 30, 1997.

2    The Clover Small Cap Value Fund commenced operations on February 28, 1996.

+    Returns are for the periods indicated and have not been annualized.

*    Annualized

Amounts designated as "--" are either $0 or have been rounded to $0.


FINANCIAL HIGHLIGHTS                                                                                        CLOVER EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

FOR THE PERIODS ENDED SEPTEMBER 30:                           1998         1997(1)           1996           1995             1994
                                                              ----         ----              ----           ----             ----
Net Asset Value, Beginning of Period                       $  18.99        $  16.20       $  15.29        $ 13.74         $  11.94
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                   0.15            0.18           0.19           0.24             0.08
Net Gains or Losses on Securities (both realized and
unrealized)                                                   (1.12)           3.54           2.15           2.46             2.01
Total From Investment Operations                              (0.97)           3.72           2.34           2.70             2.09
LESS DISTRIBUTIONS
Dividends (from net investment income)                        (0.15)          (0.18)         (0.22)         (0.22)           (0.08)
Distributions (from capital gains)                            (2.02)          (0.75)         (1.21)         (0.93)           (0.21)
Total Distributions                                           (2.17)          (0.93)         (1.43)         (1.15)           (0.29)
Net Asset Value, End of Period                             $  15.85        $  18.99       $  16.20        $ 15.29         $  13.74
TOTAL RETURN                                                  (6.00)%+        23.86%+        16.47%         21.25%           17.80%

************************************

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $ 90,806       $ 117,859      $  85,050       $ 51,647        $  25,249
Ratio of Expenses to Average Net Assets                        1.10%           1.10%*         1.10%          1.10%            1.14%
Ratio of Net Income (Loss) to Average Net Assets               0.82%           1.18%*         1.32%          1.82%            0.71%
Ratio of Expenses to Average Net Assets
(excluding waivers)                                            1.12%           1.15%*         1.21%          1.20%            1.30%
Ratio of Net Investment Income (Loss) to Average
Net Assets (excluding waivers)                                 0.80%           1.13%*         1.21%          1.72%            0.55%
Portfolio Turnover Rate                                       42.10%          51.64%         51.36%         84.76%           58.44%



1 On June 25, 1997 the Board of Trustees of the Fund approved a change in the Fund's fiscal year end from October 31 to September 30, effective September 30, 1997.

+    Returns are for the periods indicated and have not been annualized.

*    Annualized

Amounts designated as "--" are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS                                   CLOVER MAX CAP VALUE FUND
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED SEPTEMBER 30:                               1998(1)
                                                                 ----
Net Asset Value, Beginning of Period                            $ 10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                       0.15
Net Gains or Losses on Securities (both realized
and unrealized)                                                   (0.79)
Total From Investment Operations                                  (0.64)
LESS DISTRIBUTIONS
Dividends (from net investment income)                            (0.15)
Distributions (from capital gains)                                   --
Total Distributions                                               (0.15)
Net Asset Value, End of Period                                  $  9.21
TOTAL RETURN                                                      (6.52)%+

*************************************

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $ 1,776
Ratio of Expenses to Average Net Assets                            0.95%*
Ratio of Net Income (Loss) to Average Net Assets                   1.82%*
Ratio of Expenses to Average Net Assets
(excluding waivers)                                               11.40%*
Ratio of Net Investment Income (Loss) to Average
Net Assets (excluding waivers)                                    (8.63)%*
Portfolio Turnover Rate                                           62.71%

----------------

1    The Clover Max Cap Value Fund commenced operations on October 31, 1997.

+    Returns are for the periods indicated and have not been annualized.

*    Annualized

Amounts designated as "--" are either $0 or have been rounded to $0.


FINANCIAL HIGHLIGHTS                                                                                       CLOVER FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------

FOR THE PERIODS ENDED SEPTEMBER 30:                          1998           1997(1)        1996           1995             1994
                                                             ----           ----           ----           ----             ----
Net Asset Value, Beginning of Period                      $  9.92         $  9.85        $  9.89         $  9.14          $ 10.85
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                 0.57            0.54           0.59            0.58             0.57
Net Gains or Losses on Securities (both realized
and unrealized)                                              0.51            0.16           0.01            0.77            (0.92)
Total From Investment Operations                             1.08            0.70           0.60            1.35            (0.35)
LESS DISTRIBUTIONS
Dividends (from net investment income)                      (0.57)          (0.54)         (0.59)          (0.58)           (0.57)
Distributions (from capital gains)                          (0.02)          (0.09)         (0.05)          (0.02)           (0.79)
Total Distributions                                         (0.59)          (0.63)         (0.64)          (0.60)           (1.36)
Net Asset Value, End of Period                            $ 10.41         $  9.92        $  9.85         $  9.89          $  9.14
TOTAL RETURN                                                11.32%+          7.43%+         6.26%          15.27%           (3.54)%
*************************************
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                           $33,375         $23,677        $19,731         $14,685          $ 9,762
Ratio of Expenses to Average Net Assets                      0.75%           0.75%*         0.80%           0.80%            0.80%
Ratio of Net Income (Loss) to Average Net Assets             5.67%           6.03%          6.00%           6.13%            5.88%
Ratio of Expenses to Average Net Assets
(excluding waivers)                                          0.99%           1.02%*         1.11%           1.40%            1.46%
Ratio of Net Investment Income (Loss) to Average
Net Assets (excluding waivers)                               5.43%           5.76%          5.69%           5.53%            5.22%
Portfolio Turnover Rate                                     27.07%          11.83%         24.52%          35.84%           11.11%

--------------
1 On June 25, 1997 the Board of Trustees of the Fund approved a change in the Fund's fiscal year end from October 31 to September 30, effective September 30, 1997.

+    Returns are for the periods indicated and have not been annualized.

*    Annualized

Amounts designated as "--" are either $0 or have been rounded to $0.

        TIP FUNDS




INVESTMENT ADVISER


Clover Capital Management, Inc.



DISTRIBUTORS


CCM Securities, Inc.


LEGAL COUNSEL


Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------

The SAI dated January 31, 1999, includes more detailed information about TIP Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------

These reports list the Funds' holdings and contain information from the Funds' managers about fund strategies and recent market conditions and trends. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:


BY TELEPHONE: Call 1-800-224-6312.

BY MAIL:   Write to the Funds at:
           P.O. Box 419805
           Kansas City, MO 64141-6805



FROM THE SEC: You can also obtain the SAI or the Annual or Semi-Annual Reports, as well as other information about TIP Funds, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549- 6009.

The Funds' Investment Company Act registration number is 811-07527.

                                    TIP FUNDS




                                   PROSPECTUS
                                JANUARY 31, 1999

                           INSTITUTIONAL CLASS SHARES
                              ADVISER CLASS SHARES

              ----------------------------------------------------
                              PENN CAPITAL FUNDS:

                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
                   PENN CAPITAL SELECT FINANCIAL SERVICES FUND
                          PENN CAPITAL VALUE PLUS FUND

              ----------------------------------------------------


                               INVESTMENT ADVISER:


                      PENN CAPITAL MANAGEMENT COMPANY, INC.



   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY FUND SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIME FOR
                         ANYONE TO TELL YOU OTHERWISE.

     TIP FUNDS


HOW TO READ THIS PROSPECTUS
--------------------------------------------------------------------------------

TIP Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

Penn Capital Strategic High Yield Bond Fund....................................
Penn Capital Select Financial Services Fund....................................
Penn Capital Value Plus Fund...................................................
The Funds' other investments...................................................
Investment Adviser ............................................................
Purchasing, selling and exchanging Fund shares.................................
Dividends, distributions and taxes.............................................
Financial Highlights...........................................................
How to obtain more information about TIP Funds.......................Back Cover

For information about key terms and concepts, look for our "________________" explanations.

[INSERT ICON MAP]

                                    INTRODUCTION-INFORMATION COMMON TO ALL FUNDS
--------------------------------------------------------------------------------

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgements may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any government agency.


The value of your investment in a Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

--------------------------------------------------------------------------------

YEAR 2000 RISKS

Like other mutual funds (and most organizations around the world), the Funds could be affected by computer problems related to the transition to the year 2000. While no one knows if these problems will have any impact on the Funds or on the financial markets in general, the Funds are taking steps to protect investors. These include efforts to ensure that the Funds' own systems are prepared to make the transition to the year 2000, and to determine that the problem will not affect the systems used by the Funds' major service providers. Whether these steps will be effective can only be known for certain in the year 2000. In addition, year 2000 problems may negatively affect the companies and governments whose securities the Funds purchase, which may ultimately have an impact on the value of the Funds' shares. There is additional information on these risks in the Statement of Additional Information.

PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY


INVESTMENT GOAL                             High current income and capital appreciation
INVESTMENT FOCUS                            High yield "junk" bonds and other
                                              high yield securities
SHARE PRICE VOLATILITY                      High
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify high yield
                                             "junk" bonds and other high yield securities with
                                              capital appreciation potential
INVESTOR PROFILE                            Investors seeking current income and
                                              long-term growth of capital who
                                              can withstand the share price
                                              volatility or risk of high yield
                                              "junk" bond investing.

--------------------------------------------------------------------------------

[ICON] INVESTMENT STRATEGY OF THE PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND

The Penn Capital Strategic High Yield Bond Fund invests primarily in fixed income securities rated below investment grade ("junk" bonds). In selecting investments for the Fund, Penn Capital Management chooses securities that offer high current yields as well as capital appreciation potential, including preferred stocks, convertible securities, zero coupon obligations, payment-in-kind bonds, and variable rate securities. The Fund's average weighted maturity may vary, and will generally be ten years or less. The Fund will typically invest in securities rated BB+/Ba1 or lower, and may purchase unrated securities and securities rated in the lowest ratings categories.

[ICON] WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The prices of the Fund's fixed income securities respond to economic developments, including interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Since the value of securities with longer maturities will fluctuate more in response to interest rate changes, this risk is greater for long-term debt securities than for short-term debt securities. Fixed income securities, regardless of credit quality, experience price volatility, especially in reponse to interest rate changes. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. However, high yield "junk" bonds generally are less sensitive to interest rate changes.

"Junk" bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market price of the security.

The Fund is subject to the risk that its particular market segment, high yield securities, may underperform compared to other market segments or to the fixed income markets as a whole.

                                     PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION

The Fund was launched on March 1, 1998. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

--------------------------------------------------------------------------------
[ICON]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

                                                           INSTITUTIONAL CLASS SHARES    ADVISER CLASS SHARES


     Investment Advisory Fees                                      0.55%                         0.55%
     Distribution (12b-1) Fees                                     None                          None
     Other Expenses                                                1.54%                         1.79%
                                                                   -----                         -----
      TOTAL ANNUAL FUND OPERATING EXPENSES                         2.09%                         2.34%
       Fee waivers and expense reimbursements                      1.41%                         1.41%
                                                                   -----                         ----
    NET TOTAL OPERATING EXPENSES                                   0.68%*                        0.93%*

--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT THE INSTITUTIONAL AND ADVISER CLASS SHARES FROM EXCEEDING 0.68% AND 0.93%, RESPECTIVELY, FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                   1 YEAR         3 YEARS     5 YEARS     10 YEARS

         Institutional Class Shares                  $69             $218       $379        $847
         Adviser Class Shares                        $95             $296       $515        $1,143

PENN CAPITAL SELECT FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                             Long-term capital appreciation
INVESTMENT FOCUS                            Common stocks of U.S. financial services firms
SHARE PRICE VOLATILITY                      High
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify quality U.S. financial services firms
INVESTOR PROFILE                            Investors who want capital appreciation and who can
                                              withstand the risks of equity and financial sector investing.

--------------------------------------------------------------------------------

[ICON]  INVESTMENT STRATEGY OF THE PENN CAPITAL SELECT FINANCIAL SERVICES FUND


The Penn Capital Select Financial Services Fund invests primarily in common stocks and other equity securities of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that Penn Capital Management believes have above average growth potential or that are undervalued. Penn Capital also invests in financial services companies that it believes to be potential merger or acquisition targets.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs (and thus lower performance) and additional capital gains tax liabilities.

[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Since the Fund's investments are concentrated in the financial services sector, it is subject to the risk that the financial services sector will underperform the broader market, as well as the risk that issuers in that sector will be impacted by market conditions, legislative or regulatory changes, or competition. The Fund may also be more susceptible to changes in interest rates and other market and economic factors that affect financial services firms, including the effect of interest rate changes on the share prices of those financial service firms. In addition, if Penn Capital incorrectly predicts that a company will be involved in such a transaction, the Fund may lose any premium it paid for these stocks, and ultimately may realize a lower return than if the company is not involved in a merger or acquisition transaction.


The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

                                     PENN CAPITAL SELECT FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION

The bar chart and the performance table below illustrates the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for one year.*


-5.81%
 1998


[BAR CHART]

* The performance information shown above is based on a calendar year.

Best Quarter          Worst Quarter
   11.87%                -19.29%
 (12/31/98)             (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the NASDAQ Bank Index.

                                 1 YEAR           SINCE INCEPTION
                                                   (10/20/97)
Penn Capital Select
   Financial Services Fund       -5.81%              15.91%
NASDAQ Bank Index               -10.37%              -0.83%*
--------------------------------------------------------------------------------
 * The inception date for the Index is October 31, 1997.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The NASDAQ Bank Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the banking sector, which consists of 344 stocks. The Index is unmanaged and reflects the reinvestment of dividends.
--------------------------------------------------------------------------------
[ICON]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
                                                      INSTITUTIONAL CLASS SHARES

     Investment Advisory Fees                                    1.00%
     Distribution (12b-1) Fees                                   None
     Other Expenses                                             28.22%
                                                                -----
      TOTAL ANNUAL FUND OPERATING EXPENSES                      29.22%
       Fee waivers and expense reimbursements                   27.82%
                                                                -----
     NET TOTAL OPERATING EXPENSES                               1.40%*
--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.40% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. For more information about these fees, see "Investment Adviser" and "Distribution of
Fund Shares."
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                            1 YEAR           3 YEARS         5 YEARS             10 YEARS
         Penn Capital Select
         Financial Services Fund             $143             $443             $766               $1,680

PENN CAPITAL VALUE PLUS FUND
--------------------------------------------------------------------------------
[ICON]  FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation and above average income
INVESTMENT FOCUS                            Large and small cap U.S. common  stocks and high yield "junk" bonds
SHARE PRICE VOLATILITY                      High
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify undervalued small cap and large cap U.S. companies and high yield "junk" bonds with income and capital appreciation potential
INVESTOR  PROFILE                           Investors seeking long-term growth of capital who can withstand the share price volatility of equity and high yield "junk" bond investing.

--------------------------------------------------------------------------------

[ICON]  INVESTMENT STRATEGY OF THE PENN CAPITAL VALUE PLUS FUND


The Penn Capital Value Plus Fund invests primarily in large and small capitalization common stocks and other equity securities of U.S. companies. The Fund also invests in fixed income obligations (principally "junk" bonds). In selecting investments for the Fund, Penn Capital Management chooses stocks of companies that have low-price earnings ratios relative to the market. The Fund will invest in high yield "junk" bonds to generate income. The Fund will invest in a number of industries and issuers, but may invest in a relatively high percentage of its assets in a single industry.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs (and thus lower performance) and additional capital gains tax liabilities.

[ICON]  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Since the value of securities with longer maturities will fluctuate more in response to interest rate changes, this risk is greater for long-term debt securities than for short-term debt securities. Fixed income securities, regardless of credit quality, experience price volatility, especially in reponse to interest rate changes. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

The prices of the Fund's fixed income securities respond to economic developments, including interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

"Junk" bonds involve greater risks of default or downgrade, and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund is subject to the risk that its principal market segment, equity securities, may underperform compared to other market segment or to the financial markets as a whole.

                                                    PENN CAPITAL VALUE PLUS FUND
--------------------------------------------------------------------------------
[ICON]  PERFORMANCE INFORMATION

As of January 31, 1999, the Fund had not yet commenced operations, and did not have a performance history.


--------------------------------------------------------------------------------
[ICON]   FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the Fund's fees and expenses that you may pay indirectly if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

                                                      INSTITUTIONAL CLASS SHARES


     Investment Advisory Fees                                    1.00%
     Distribution (12b-1) Fees                                   None
     Other Expenses*                                             0.40%
                                                                 ----
      TOTAL ANNUAL FUND OPERATING EXPENSES                       1.40%
       Fee waivers and expense reimbursements                    0.00%
                                                                 ----
    NET TOTAL OPERATING EXPENSES                                 1.40%**
--------------------------------------------------------------------------------
 * Other Expenses are estimated for the current year.
** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.40% FOR A PERIOD OF ONE YEAR, RENEWABLE AT THE END OF EACH FISCAL YEAR. For more information about these fees, see "Investment Adviser" and "Distribution of
Fund Shares."
--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                     1 YEAR            3 YEARS

         Penn Capital Value Plus Fund                 $143              $443

[ICON] THE FUNDS' OTHER INVESTMENTS
--------------------------------------------------------------------------------


In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that we use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if its Adviser believes that the risk of loss outweighs the opportunity for gains.

[ICON] INVESTMENT ADVISERS
--------------------------------------------------------------------------------


As the Funds' Adviser, Penn Capital Management Company makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

Penn Capital Management Company, Inc., an SEC-registered adviser, serves as the Adviser to the Penn Capital Strategic High Yield Bond Fund, Penn Capital Select Financial Services, and Penn Capital Value Plus Funds. As of October 31, 1998, Penn Capital had approximately $350 million in assets under management.





For the fiscal year ended September 30, 1998, the Funds paid Penn Capital investment advisory fees (after waivers and reimbursements) of:


         Penn Capital Strategic High Yield Bond ...................... (.50)%
         Penn Capital Financial Services Fund ...................... (19.84)%
----------
*The Penn Capital Value Plus Fund was not in operation as of 9/30/98.


PORTFOLIO MANAGERS



The Penn Capital Strategic High Yield Bond Fund is managed by a team consisting of certain principals of Penn Capital, including co-managers Richard A. Hocker and Kathleen A. News. The Penn Capital Select Financial Services and Penn Capital Value Plus Funds are managed by Richard Hocker and Scott D.
Schumacher.

Prior to founding Penn Capital in 1987, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Investment Advisers, an investment management firm. He has over 25 years of investment experience.

Ms. News, a co-founder of the Penn Capital, serves as the Managing Director of Penn Capital and co-portfolio manager of the Strategic High Yield Fund. Ms. News has over 20 years of investment experience at both Penn Capital and Delaware Investment Advisers, including over 10 years managing high yield portfolios.


Mr. Schumacher, a Senior Analyst who joined Penn Capital in 1987, has 11 years of investment experience.

[ICON] PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.

CHOOSING ADVISER OR INSTITUTIONAL CLASS SHARES

Adviser and Institutional Class Shares have different expenses and other characteristics.

Institutional Class Shares are for individual investors and for certain institutional investors investing for their own or their customers' account. For information on how to open an account and set up procedures for placing transactions call 1-800-224-6312.

Adviser Class Shares are for individual investors who purchase shares through financial institutions or intermediaries. Only the Penn Capital High Yield Bond Fund offers Adviser Class Shares.

   ADVISER CLASS SHARES                         INSTITUTIONAL CLASS SHARES
 * No sales charge                            * No sales charge
 * Higher annual expenses                     * Lower annual expenses
 * $10,000 minimum initial investment         * $2,500 minimum initial
                                                investment

For some investors the minimum initial investment may be lower. For Adviser Class Shares, the minimum initial investment for IRAs is $500. As of January 31, 1999, Adviser Class Shares were not yet available to investors.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares of any Fund (except the Penn Capital Strategic High Yield Bond Fund) on any day that the New York Stock Exchange is open for business (a Business Day). For the Penn Capital Strategic High Yield Bond Fun, a Business Day is any day the U.S. Bond Markets are open.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly from the Funds by:

o     mail
o     telephone
o     wire, or
o     Automated Clearing House (ACH).

To purchase shares directly from us, please call 1-800-224-6312. Make your check, payable in U.S. dollars, to "TIP Funds" and include the name of the appropriate Fund(s) on the check. You may mail your check to us at: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805. We cannot accept third-party checks, credit cards, credit card checks or cash.

You may also purchase shares by wiring money to the Funds as follows: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_________ Fund]. The shareholder's name and account number must be specified in the wire.


You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.


The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to want to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time.

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

NET ASSET VALUE


NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund.


HOW WE CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or we think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of the Funds' investments may change on days when you cannot purchase or sell Fund shares.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

MINIMUM PURCHASES

To purchase Institutional Class Shares for the first time, you must invest at least $2,500 in any Fund. To purchase Adviser Class Shares for the first time, you must invest at least $10,000 in any Fund that offers Adviser Class Shares. Your subsequent investments in the Funds must be made in amounts of at least $500. We may accept investments of smaller amounts at our discretion.

SYSTEMATIC INVESTMENT PLAN


If you have checking or savings accounts with certain banks, you may purchase Adviser Class Shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With minimum initial purchase amounts and a minimum preauthorized investment amount of $100, you may begin regularly scheduled investments once a month.


SELLING FUND SHARES

HOW TO SELL YOUR FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone.

Holders of Adviser or Institutional Class Shares may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.

The sale price of each share will be the next NAV determined after we receive your request.

SIGNATURE GUARANTEES
A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

SYSTEMATIC WITHDRAWAL PLAN

IF YOU HAVE AT LEAST $2,500 IN YOUR ACCOUNT, YOU MAY USE THE SYSTEMATIC WITHDRAWAL PLAN. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have an account with certain banks, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

RECEIVING YOUR MONEY


Normally, we will send your sale proceeds within three Business Days after we receive your request, but it may take up to seven Business Days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM THE DATE OF PURCHASE).


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE (or the U.S. Bond Markets in the case of the Penn Capital Strategic High Yield Bond Fund) restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' Statement of Additional Information
(SAI).

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

EXCHANGING FUND SHARES

HOW TO EXCHANGE YOUR SHARES

EXCHANGES
When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM THE DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

DISTRIBUTION OF FUND SHARES


SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.


SIDCo. receives no compensation for distributing the Funds' shares.

The Penn Capital Strategic High Yield Bond Fund has adopted a shareholder service plan for their Adviser Class Shares that allows the Fund to pay service fees for services provided to shareholders. For Adviser Class Shares, shareholder service fees, as a percentage of average daily net assets, may be up to .25%.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Penn Capital Strategic High Yield Bond Fund distributes its investment income monthly as a dividend to shareholders. The Penn Capital Select Financial Services and Penn Capital Value Plus Funds distribute their investment income at least once annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

THE "RECORD DATE"
If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify us in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send us written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

FUND DISTRIBUTIONS

Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.
Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its portfolio securities. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Study these tables to see how each Fund performed since it began investment operations.

The tables that follow present performance information about the Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. As of September 30, 1998, the Penn Capital Value Plus Funds had not commenced operations, and there were no Adviser Class Shares of any Fund outstanding.

This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, appears in our annual report that accompanies the Statement of Additional Information. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

FINANCIAL HIGHLIGHTS                 PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
--------------------------------------------------------------------------------



FOR THE PERIOD ENDED SEPTEMBER 30:                                 1998(2)
                                                                   ----
Net Asset Value, Beginning of Period                              $  10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                 0.37
Net Gains or Losses on Securities (both
realized and unrealized)                                             (1.09)
Total From Investment Operations                                     (0.72)
LESS DISTRIBUTIONS
Dividends (from net investment income)                               (0.37)
Distributions (from capital gains)                                      --
Total Distributions                                                  (0.37)
Net Asset Value, End of Period                                    $   8.91
TOTAL RETURN(1)                                                      (7.23)%


*************************************


RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $ 17,842
Ratio of Expenses to Average Net Assets                               0.68%*
Ratio of Net Income (Loss) to Average Net                            10.04%*
Assets
Ratio of Expenses to Average Net Assets
(excluding waivers)                                                   2.09%*

Ratio of Net Investment Income (Loss) to
Average Net Assets (excluding waivers)                                8.63%*
Portfolio Turnover Rate                                              29.19%

-------------

1 Returns are for the period indicated and have not been annualized.

2 The Penn Capital Strategic High Yield Fund commenced operations on October 19, 1997.

* Annualized.

FINANCIAL HIGHLIGHTS                 PENN CAPITAL SELECT FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------




FOR PERIOD ENDED SEPTEMBER 30:                                      1998(2)
                                                                    ----
Net Asset Value, Beginning of Period                              $  10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                          0.07
Net Gains or Losses on Securities (both
realized and unrealized)                                              0.64
Total From Investment Operations                                      0.71
LESS DISTRIBUTIONS
Dividends (from net investment income)                               (0.01)
Distributions (from capital gains)                                   (0.20)
Total Distributions                                                  (0.21)
Net Asset Value, End of Period                                    $  10.50
TOTAL RETURN(1)                                                       6.81%


*************************************


RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $    703
Ratio of Expenses to Average Net Assets                               1.40%*
Ratio of Net Income (Loss) to Average Net                             0.68%*
Assets
Ratio of Expenses to Average Net Assets
(excluding waivers)                                                  29.22%*
Ratio of Net Investment Income (Loss) to
Average Net Assets (excluding waivers)                              (27.14)%*
Portfolio Turnover Rate                                             174.75%


-------------

1    Returns are for the period indicated and have not been annualized.

2 The Penn Capital Select Financial Services Fund commenced operations on October 20, 1997.

*    Annualized.

             FUNDS





INVESTMENT ADVISER



Penn Capital Management Company, Inc.


DISTRIBUTORS


SEI Investments Distribution Co.


LEGAL COUNSEL


Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------

The SAI dated January 31, 1999, includes more detailed information about TIP Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------

These reports list the Funds' holdings and contain information from the Funds' managers about fund strategies and recent market conditions and trends. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:


BY TELEPHONE: Call 1-800-224-6312.

BY MAIL:   Write to the Funds at:
           P.O. Box 419805
           Kansas City, MO  64141-6805




FROM THE SEC: You can also obtain the SAI or the Annual or Semi-Annual Reports, as well as other information about TIP Funds, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.

The Funds' Investment Company Act registration number is 811-07527.

                                    TIP FUNDS

                       TURNER ULTRA LARGE CAP GROWTH FUND
                            TURNER GROWTH EQUITY FUND
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                          TIP TARGET SELECT EQUITY FUND
            TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO
           TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO
                            TURNER FIXED INCOME FUND

                               INVESTMENT ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.

This Statement of Additional Information is not a prospectus and relates only to the Turner Ultra Large Cap Growth Fund ("Ultra Large Cap Fund"), Turner Growth Equity Fund ("Growth Equity Fund"), Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), TIP Target Select Equity Fund ("Target Select Fund"), Turner Short Duration Government Funds-One Year Portfolio ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), and Turner Fixed Income Fund ("Fixed Income Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust") and should be read in conjunction with the Funds' Prospectuses dated January 31, 1999. The Prospectuses may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS

THE TRUST ..................................................................S-2
INVESTMENT OBJECTIVES.......................................................S-2
INVESTMENT POLICIES.........................................................S-3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.......................S-9
INVESTMENT LIMITATIONS.....................................................S-23
THE ADVISER................................................................S-25
THE ADMINISTRATOR..........................................................S-27
DISTRIBUTION AND SHAREHOLDER SERVICES......................................S-29
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-30
COMPUTATION OF YIELD AND TOTAL RETURN......................................S-33
PURCHASE AND REDEMPTION OF SHARES..........................................S-34
DETERMINATION OF NET ASSET VALUE...........................................S-34
TAXES......................................................................S-35
PORTFOLIO TRANSACTIONS.....................................................S-37
DESCRIPTION OF SHARES......................................................S-40
SHAREHOLDER LIABILITY......................................................S-41
LIMITATION OF TRUSTEES' LIABILITY..........................................S-41
5% SHAREHOLDERS............................................................S-41
CUSTODIAN..................................................................S-42
LEGAL COUNSEL..............................................................S-42
FINANCIAL STATEMENTS.......................................................S-42
APPENDIX....................................................................A-1


January 31, 1999

THE TRUST

This Statement of Additional Information relates only to the Turner Ultra Large Cap Growth Fund ("Ultra Large Cap Fund"), Turner Growth Equity Fund ("Growth Equity Fund"), Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), TIP Target Select Equity Fund ("Target Select Fund"), Turner Short Duration Government Funds-One Year Portfolio ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), and Turner Fixed Income Fund ("Fixed Income Fund") (each a "Fund" and, together, the "Funds"). Each Fund is a separate series of the TIP Funds (formerly, Turner Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997, which consists of both diversified and non-diversified Funds. It is anticipated that on or about January 31, 1999, the Micro Cap Fund and the Three Year Portfolio will acquire all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund and the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio, respectively. Historical information presented for those Funds relates to the Alpha Select Funds. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." The Trust also offers shares in the Clover Max Cap Value Fund, Clover Equity Value Fund, Clover Small Cap Value Fund, Clover Fixed Income Fund, Penn Capital Select Financial Services Fund, Penn Capital Strategic High Yield Bond Fund, and Penn Capital Value Plus Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

INVESTMENT OBJECTIVES

TURNER ULTRA LARGE CAP GROWTH FUND -- The Ultra Large Cap Fund seeks capital appreciation.

TURNER GROWTH EQUITY FUND -- The Growth Equity Fund seeks capital appreciation.

TURNER MIDCAP GROWTH FUND -- The Midcap Fund seeks capital appreciation.

TURNER SMALL CAP GROWTH FUND -- The Small Cap Fund seeks capital appreciation.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund seeks capital appreciation.

TIP TARGET SELECT EQUITY FUND -- The Target Select Fund seeks long term growth of capital primarily from investment in U.S. equity securities.

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO -- The investment objective of each Fund is to provide maximum total return consistent with preservation of capital and prudent investment management. Under normal circumstances, the Short Duration One Year Portfolio seeks to maintain an average effective duration comparable to or less than that of one-year U.S. Treasury bills. The Short Duration Three Year Portfolio seeks to maintain an average effective duration comparable to or less than that of three-year U.S. Treasury notes. Effective duration is an indicator of a security's price volatility or risk associated with changes in interest rates. Because the Adviser seeks to manage interest rate risk by limiting effective duration, each Fund may invest in securities of any maturity.

TURNER FIXED INCOME FUND -- The Fixed Income Fund seeks total return through current income and capital appreciation.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

TURNER ULTRA LARGE CAP GROWTH FUND -- The Ultra Large Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations in excess of $10 billion that Turner Investment Partners, Inc. (the "Adviser"), believes to have strong earnings growth potential. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 200 Growth Index (or such other appropriate index selected by the Adviser). Any remaining assets may be invested in securities issued by smaller capitalization companies, warrants and rights to purchase common stocks, and they may invest up to 10% of its total assets in American Depository Receipts ("ADRs"). The Fund only will purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies and foreign securities.

TURNER GROWTH EQUITY FUND -- The Growth Equity Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of common stocks that the Adviser believes to have potential for strong growth in earnings and to be reasonably valued at the time of purchase. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings of the Russell 1000 Growth Index (or such other appropriate index selected by the Adviser). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund only will purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MIDCAP GROWTH FUND -- The Midcap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations between $1 billion and $8 billion that the Adviser believes to have strong earnings growth potential. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the Adviser). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in ADRs. The Fund only will purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies.

TURNER SMALL CAP GROWTH FUND -- The Small Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $2 billion that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Fund will maintain a weighted average market capitalization of less than $2 billion. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 2000 Growth Index (or such other appropriate index selected by the Adviser). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund only will purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $500 million at the time of purchase that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Fund will maintain a weighted average market capitalization of less than $350 million. The Fund will not hold securities with market capitalizations over $1 billion. The Fund seeks to purchase securities that are well diversified across economic sectors, and will attempt to maintain sector concentrations that approximate the economic sector weightings of the smallest 1/3 of its current benchmark, the Russell 2000 Growth Index. The Micro Cap Fund will typically invest in companies whose market capitalizations, at the time of purchase, are $350 million or under. The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.

The Micro Cap Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size, and less frequent trading activity, the companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Thus in the opinion of the Fund's Adviser, they offer substantial appreciation potential for meeting retirement and other long-term goals.

The Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, Turner expects to invest in numerous small, publicly traded companies, representing a broad cross-section of U.S. industries.

TIP TARGET SELECT EQUITY FUND -- The Adviser and Sub-Advisers of the Fund will each invest in a maximum of 20 equity securities (hence the Target Select Equity Fund designation) and as few as 10 that they believe have the greatest return potential. Such a focused security-selection process permits each manager to act on only the investment ideas that they think are their strongest ones. The intent is to avoid diluting performance by owning too many securities, so that the positive contributions of winning investments will prove substantial.

The Fund is designed to provide an investment that combines the investment expertise and best investment ideas of four outstanding money-management firms. The Adviser and Sub-Advisers will manage a portion of the Fund's portfolio on a day-to-day basis. Assets for investment will be allocated to each manager by the Fund' Board of Trustees, based on the recommendation of the Adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Fund intends to invest primarily (and, under normal circumstances, at least 65% of its total assets) in equity securities of companies that are headquartered in the United States or do business both in the United States and abroad. Those securities, however, will be traded principally in the United States equity market. Selection of equity securities will not be restricted by market capitalization, and the Fund's Adviser and Sub-Advisers will employ their own proprietary investment processes in managing assets.

Any remaining assets of the Fund may be invested in securities of foreign issuers, shares of other investment companies, ADRs and REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, invest up to 25% of its total assets in convertible securities, including convertible securities rated below investment grade, purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act, and purchase fixed income securities, including securities rated below investment grade. In addition, the Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions. Debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Corporation ("S&P") and/or Baa by Moody's Investor Services, Inc. ("Moody's") or unrated securities of comparable quality, are also known as "junk bonds." The maximum percentage of the Fund's assets that may be invested in securities rated below investment grade is 25%.

Under normal circumstances, the Adviser and each of the Sub-Advisers may invest a portion of the assets under its management in the Money Market Instruments described below in order to maintain liquidity, or if securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase, provided that such Instruments do not exceed 25% of the Fund's total assets. For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser and each Sub-Adviser may invest up to 100% of the assets under their management in Money Market Instruments and in cash.

TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO -- Under normal market conditions, each Fund invests at least 65% of the value of its total assets in obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

The balance of each Fund's assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by S&P (AAA, AA or A), Moody's (Aaa, Aa or A), or Fitch Investor Services, Inc. ("Fitch") (AAA, AA or A), or, if unrated by S&P, Moody's and/or Fitch, judged by the Adviser to be of comparable quality. A further description of S&P's, Moody's and Fitch's ratings is included in the Appendix to the Statement of Additional Information.

The relative proportions of the Funds' net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Funds invest. In addition, the Funds may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation.

The Short Duration Funds may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations.

TURNER FIXED INCOME FUND -- The Fixed Income Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of fixed income securities of varying levels of quality and maturity, that, in the Adviser's opinion, are undervalued in the market. To determine a security's fair market value, the Adviser will focus on the yield and credit quality of particular securities based upon third-party evaluations of quality as well as the Adviser's own research and analysis of the issuer. The Adviser will attempt to diversify the Fund's holdings across the yield curve by holding short, intermediate and long-term securities. Normally, the Fund will maintain a dollar-weighted average portfolio duration that approximates the average duration range of the Fund's benchmark index, the Lehman Brothers Aggregate Bond Index (currently 4.5 years). Duration is a measure of the expected life of a fixed income security on a cash flow basis.


For example, assuming a portfolio duration of eight years, an increase in interest rates of 1%, a parallel shift in the yield curve, and no change in the spread relationships among securities, the value of the portfolio would decline 8%. Using the same assumptions, if interest rates decrease 1%, the value of the portfolio would increase 8%. The Adviser considers duration an accurate measure of a security's expected life and sensitivity to interest rate changes. The Adviser may increase or decrease this average weighted duration when, in the Adviser's opinion, market conditions warrant.

The Fund will purchase the following types of securities if, at the time of purchase, such securities either have been classified as investment grade by a nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"); (ii) corporate bonds and debentures of U.S. and foreign issuers rated in one of the four highest rating categories; (iii) privately issued mortgage-backed securities rated in the highest rating category; (iv) asset-backed securities rated in the two highest rating categories; (v) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts"); (vi) commercial paper rated in one of the two highest rating categories; (vii) obligations of U.S. commercial banks and savings and loan institutions that have net assets of at least $500 million as of the end of their most recent fiscal year ("bank obligations"); (viii) obligations issued or guaranteed by the government of Canada; (ix) obligations of supranational entities rated in one of the four highest rating categories; (x) loan participations; (xi) repurchase agreements involving any of the foregoing securities; and (xii) shares of other investment companies. Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded to below investment grade, the Adviser will review the situation and take appropriate action. Securities rated below investment grade will not constitute more than 5% of the Fund's total assets.

GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.

Each Fund, except the Ultra Large Cap, Midcap and Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments.

Each Fund may purchase Rule 144A securities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO, repurchase agreements involving the foregoing securities), shares of money market investment companies and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs, and
CATs). See elsewhere in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the SEC staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions. The Adviser will not use leverage if as a result the effective duration of the portfolios of the Short Duration One Year Portfolio and the Short Duration Three Year Portfolio would not be comparable or less than that of a one-year U.S. Treasury note and a three-year U.S. Treasury note, respectively.

LOWER-RATED SECURITIES

Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high-yield securities. These securities are rated lower than "Baa3" by Moody's and/or lower than BBB- by S&P. The Funds may invest in securities rated in the lowest ratings categories established by Moody's or by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Funds may invest in unrated securities of comparable quality subject to the restrictions stated in the Funds' Prospectus.


CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES


The descriptions below are intended to supplement the discussion in the Prospectus.


GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET


The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.


SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES


Lower rated bonds are somewhat sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Funds' net asset values.


PAYMENT EXPECTATIONS


High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Funds would have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Funds' assets. If the Funds experience significant unexpected net redemptions, this may force them to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Funds' rates of return.


LIQUIDITY AND VALUATION


There may be little trading in the secondary market for particular bonds, which may affect adversely the Funds' ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.


TAXES


The Funds may purchase debt securities (such as zero-coupon, pay-in-kind or other types of securities) that contain original issue discounts. Original issue discount that accrues in a taxable year is treated as earned by each Fund and therefore is subject to the distribution requirements of the tax code even though the such Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Funds in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and

(v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally or mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

NON-DIVERSIFICATION

The Target Select Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Although the Adviser and the Sub-Advisers generally do not intend to invest more than 5% of the Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realized as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Short Duration Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it could not close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations which, in general, are closely related to the effective duration of the securities which underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Short Duration Fund's portfolio.


RISK FACTORS: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in real estate investment trusts ("REITs"), which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.




A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Short Duration Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events which could adversely effect the economies of such countries or investments in such countries.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YEAR 2000

The Trust depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, business and individuals around the world, the Trust could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Trust. The Trust and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Trust does business.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredit. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISER

Turner Investment Partners, Inc.,1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of September 30, 1998, the Adviser had discretionary management authority with respect to approximately $3.0 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each of the Target Select Fund's Sub-Advisers, and directly manages assets of the Fund not allocated to the Sub-Advisers.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 1996, 1997, and 1998, the Funds paid (had reimbursed) the following advisory fees:


-------------------------------------------------------------------------------------------------------------------
                                          Advisory Fees Paid                              Advisory Fees Waived
                               ------------------------------------------------------------------------------------
                                 1996            1997           1998            1996           1997          1998
-------------------------------------------------------------------------------------------------------------------
Ultra Large Cap Fund              **              $0         $  (79,930)         **           $ 2,281      $ 15,530
-------------------------------------------------------------------------------------------------------------------
Growth Equity Fund             $666,476        $694,046      $  664,499        $     0        $24,250      $ 76,793
-------------------------------------------------------------------------------------------------------------------
Midcap Fund                       **              $0         $   92,465          **           $13,244      $ 42,799
-------------------------------------------------------------------------------------------------------------------
Small Cap Fund                 $197,634        $762,604      $1,458,689        $82,694        $73,594      $226,626
-------------------------------------------------------------------------------------------------------------------
Micro Cap Fund                    **              **         $  (97,006)         **              **        $ 16,354
-------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                 **              **              **             **              **            **
-------------------------------------------------------------------------------------------------------------------
Short Duration                Fiscal Year     Fiscal Year        Fiscal      Fiscal Year     Fiscal Year     Fiscal
Government Funds-                Ended           Ended           Period         Ended           Ended        Period
One Year Portfolio              2/28/97         2/28/98          Ended         2/28/97         2/28/98       Ended
                                  $0           $(94,700)        9/30/98        $ 1,671        $ 2,792       9/30/98
                                                             $  (67,178)                                   $  1,596
-------------------------------------------------------------------------------------------------------------------
Short Duration                Fiscal Year     Fiscal Year        Fiscal      Fiscal Year     Fiscal Year     Fiscal
Government Funds-                Ended           Ended           Period         Ended           Ended        Period
Three Year Portfolio            2/28/97         2/28/98          Ended         2/28/97         2/28/98       Ended
                                  $0          $(117,540)        9/30/98        $ 32,092       $ 41,761      9/30/98
                                                             $  (80,828)                                   $ 20,056
-------------------------------------------------------------------------------------------------------------------
** Not in operation during the period.

THE SUB-ADVISERS

The Target Select Fund currently has three Sub-Advisers -- Clover Capital Management, Inc., Penn Capital Management Company, Inc., and Chartwell Investment Partners (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each Sub-Adviser will manage a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. Each Sub-Adviser makes the investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, each of the Sub-Advisers is entitled to receive a fee from Turner Investment Partners, which is calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Fund allocated to it. Currently, the Adviser and each Sub-Adviser has been allocated assets in the range of 15-30% of the Fund's total assets.

CLOVER CAPITAL MANAGEMENT, INC. ("Clover Capital"), 11 Tobey Village Office Park, Pittsford, New York 14354, is a professional investment management firm founded in 1984 by Michael

Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover Capital and who control all of the Clover Capital's outstanding voting stock. Michael Jones, Managing Director of Clover Capital, is the portfolio manager of the portion of the Fund's assets managed by Clover Capital. As of September 30, 1998, the Clover Capital had discretionary management authority with respect to approximately $1.9 billion of assets. In addition to sub-advising the Fund and the Clover Funds, separate investment portfolios of the Trust, Clover provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

PENN CAPITAL MANAGEMENT COMPANY, INC. ("Penn Capital"), 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, New Jersey 08034, is a professional investment management firm founded in 1987 and registered as an investment adviser under the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of Penn Capital and portfolio manager of the portion of the assets of the Fund managed by Penn Capital, an investment management firm that manages the investment portfolios of institutions and high net worth individuals. As of September 30, 1998, Penn Capital had assets under management of approximately $374 million. Penn Capital employs a staff of 17 and manages monies in a variety of investment styles through either separate account management or one of its private investment funds. In addition, Penn Capital serves as investment adviser to the Penn Capital Funds, three separate portfolios of the Trust.

CHARTWELL INVESTMENT PARTNERS ("Chartwell"), 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in 1997 and registered as an investment adviser under the Investment Advisers Act. Chartwell was founded by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. The portion of the assets of the Fund managed by Chartwell will be managed by a team of investment professionals with extensive investment experience. The portion of the assets of the Fund managed by Chartwell will be managed by a team of investment professionals with extensive investment experience. Chartwell currently manages approximately $2.7 billion in assets for institutional clients.

THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Funds, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, The Nevis Funds, Huntington Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc.,PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, STI Classic Funds, SEI Tax Exempt Trust, and STI Classic Variable Trust.


For the fiscal years ended September 30, 1996, 1997, and 1998, the Funds paid the following administrative fees (net of waivers):


-------------------------------------------------------------------------------------------
                                                   Administrative Fees Paid
-------------------------------------------------------------------------------------------
                                        1996                 1997                 1998
-------------------------------------------------------------------------------------------

Ultra Large Cap Fund                     *                 $  3,057             $ 31,129
-------------------------------------------------------------------------------------------
Growth Equity Fund                    $136,587             $110,759             $114,049
-------------------------------------------------------------------------------------------
Midcap Fund                              *                 $  9,404             $ 46,823
-------------------------------------------------------------------------------------------
Small Cap Fund                        $ 68,682             $ 98,104             $181,597
-------------------------------------------------------------------------------------------
Micro Cap Fund                           *                    *                 $ 42,470
-------------------------------------------------------------------------------------------
Target Select Fund                       *                    *                 $      0
-------------------------------------------------------------------------------------------
Short Duration                      Fiscal Year          Fiscal Year          Fiscal Period
Government Funds-                  Ended 2/28/97        Ended 2/28/98         Ended 9/30/98
  One Year Portfolio                     $                 $    802             $    510
-------------------------------------------------------------------------------------------
Short Duration                      Fiscal Year          Fiscal Year          Fiscal Period
Government Funds-                  Ended 2/28/97        Ended 2/28/98         Ended 9/30/98
  Three Year Portfolio                   $                 $ 11,964             $  6,418
-------------------------------------------------------------------------------------------
Fixed Income Fund                        *                    *                     *
-------------------------------------------------------------------------------------------
* Not in operation during the period.



DISTRIBUTION AND SHAREHOLDER SERVICES

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Short Duration Government Funds have adopted a shareholder service plan for Adviser Class shares (the "Adviser Class Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefore. Under the Adviser Class Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Funds may enter into such arrangements directly. Under the Adviser Class Service Plan, the Distributor is entitled to receive a fee at an annual rate of up to .25% of each Fund's average daily net assets attributable to Adviser Class shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer as it relates to the Trust is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and Alpha Select Funds, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.


ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation, since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management Inc., since 1984. Principal of CCM Securities Inc.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee** - Corporate Vice President of Human Resources of Frontier Corporation (telecommunications company), since 1993. Director of Education at General Electric Corporation, 1982-1993.

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner Investment Partners, Inc., since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner Investment Partners, Inc., since 1992.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the administrator and distributor since 1995. Associate, Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.

SANDRA K. ORLOW (DOB 10/18/53) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor 1992-1994. Associate, Morgan, Lewis & Bockius LLP, 1988-1992.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - vice President and Assistant Secretary of the Manager and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 19889-1998.

KATHY HEILIG (DOB 12/21/58) - Vice President and Assistant Secretary - Treasurer of SEI Investments Company since 1997; Assistant Controller of Sei Investment since 1995; Vice President of SEI Investments Company since 1991; Director of Taxes of SEI Investments Company 1987 to 1991. Tax Manager, Arthur Anderson LLP prior to 1987.

JOSEPH M. O'DONNELL (DOB 11/13/54) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of Adviser, the Manager and the Distributor since 1998. Vice President and general Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.

LYNDA J. STRIEGEL (DOB 10/30/48) - Vice President and Assistant Secretary of the Manager and the Distributor since 1998. Senior Asset Management counsel, Barnett Banks, Inc. (1997-1998). Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank N.A., 1991-1995.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, the Administrator and the Distributor.

EDWARD B. BAER (DOB 09/27/68) - Assistant Secretary -1701 Market Street, Philadelphia, Pennsylvania 19103, Associate, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, the Administrator and the Distributor, since 1995. Attorney, Aquila Management Corporation, 1994.

                         -----------------------------

The following table exhibits Trustee compensation for the fiscal year ended September 30, 1998.


-----------------------------------------------------------------------------------------------------------------------
                                        Aggregate            Pension or         Estimated      Total Compensation From
                                    Compensation From        Retirement           Annual         Registrant and Fund
        Name of Person,            Registrant for the     Benefits Accrued       Benefits      Complex Paid to Trustees
           Position                 Fiscal Year Ended      as Part of Fund         Upon       for the Fiscal Year Ended
                                   September 30, 1998         Expenses          Retirement        September 30, 1998
-----------------------------------------------------------------------------------------------------------------------
Robert Turner*                             $0                    N/A               N/A          $0 for service on two
                                                                                                        Boards
-----------------------------------------------------------------------------------------------------------------------
Richard A. Hocker*                         $0                    N/A               N/A          $0 for service on one
                                                                                                        Board
-----------------------------------------------------------------------------------------------------------------------
Michael E. Jones*                          $0                    N/A               N/A          $0 for service on one
                                                                                                        Board
-----------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato**                      $8,000                  N/A               N/A          $12,500 for service on
                                                                                                      two Boards
-----------------------------------------------------------------------------------------------------------------------
Janet F. Sansone**                       $8,000                  N/A               N/A        $8,000 for service on one
                                                                                                        Board
-----------------------------------------------------------------------------------------------------------------------
John T. Wholihan**                     $10,233.87                N/A               N/A        $10,233.87 for service on
                                                                                                      one Board
-----------------------------------------------------------------------------------------------------------------------

* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.

** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)(6) - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended September 30, 1998, the Ultra Large Cap, Growth Equity, Midcap and Small Cap, and Target Select Funds' yields were each 0%. For the 30-day period ended September 30, 1998, the One Year and Three Year Portfolios' yields were 5.95% and 5.62% respectively. The Fixed Income Fund was not in operation during this period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T =
average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended September 30, 1998, and for the period from January 31, 1997 (commencement of operations of the Turner Ultra Large Cap Growth Fund of The Advisors' Inner Circle Fund) through September 30, 1998, the total return for the Ultra Large Cap Growth Fund was 17.26% and 24.52%, respectively. For the fiscal year ended September 30, 1998, and for the period from March 11, 1992 (commencement of operations of the Turner Growth Equity Fund of The Advisors' Inner Circle Fund) through September 30, 1998, the total return for the Growth Equity Fund was 10.71% and 16.52%, respectively. For the fiscal year ended September 30, 1998, and for the period from October 1, 1996 (commencement of operations of the Turner Midcap Growth Fund of The Advisors' Inner Circle Fund) through September 30, 1998, the total return for the Midcap Growth Fund was 1.24% and 20.66%, respectively. For the fiscal year ended September 30, 1998 and the period from February 7, 1994 (commencement of operations of the Turner Small Cap Portfolio of The Advisors' Inner Circle Fund) through September 30, 1998, the total return for the Small Cap Fund was -16.90% and 20.56%, respectively. For the period from February 27, 1998 (commencement of operations for the Turner Micro Cap Growth Fund) through September 30, 1998, the total return for the Micro Cap Fund was (1.20)% (cumulative since inception). For the period from December 31, 1997 (commencement of operations of the Turner Target Select Equity
Fund) through September 30, 1998, the total return for the Target Select Fund was 25.45%. For the fiscal year ended September 30, 1998, and for the period from March 1, 1994 (commencement of operations of the Turner Short Duration Government Funds - One Year Portfolio) through September 30, 1998, the total return for the One Year Portfolio was 6.22% and 6.25%, respectively. For the fiscal year ended September 30, 1998, and for the period from March 1, 1994 (commencement of operations of the Turner Short Duration Government Funds - Three Year Portfolio) through September 30, 1998, the total return for the ThreeYear Portfolio was 8.07% and 6.72%, respectively. The Fixed Income Fund was not in operation during these periods.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the

Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years ended September 30, 1996, 1997, and 1998, the Fund's portfolio turnover rates were as follows:


--------------------------------------------------------------------------------------------------------------------
                                                                 Portfolio Turnover Rate
                                      ------------------------------------------------------------------------------
                                             1996                         1997                         1998
--------------------------------------------------------------------------------------------------------------------
Ultra Large Cap Fund                           *                         346.47%                      234.93%
--------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                          147.79%                      178.21%                      249.58%
--------------------------------------------------------------------------------------------------------------------
Midcap Fund                                    *                         348.29%                      304.29%
--------------------------------------------------------------------------------------------------------------------
Small Cap Fund                              149.00%                      130.68%                      167.73%
--------------------------------------------------------------------------------------------------------------------
Micro Cap Fund                                 *                            *                         128.53%
--------------------------------------------------------------------------------------------------------------------
Target Select Fund                             *                            *                         803.02%
--------------------------------------------------------------------------------------------------------------------
Short Duration Government             For the Fiscal Year          For the Fiscal Year         For the Fiscal Period
Funds-One Year Portfolio                 Ended 2/28/97                Ended 2/28/98                Ended 9/30/98
                                            81.82%                       68.80%                       96.56%
--------------------------------------------------------------------------------------------------------------------
Short Duration Government             For the Fiscal Year          For the Fiscal Year         For the Fiscal Period
Funds-Three Year Portfolio               Ended 2/28/97                Ended 2/28/98                Ended 9/30/98
                                            279.00%                      197.03%                      121.63%
--------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                              *                            *                            *
--------------------------------------------------------------------------------------------------------------------

* Not in operation during the period.
Amounts designated as "--" are either $0 or have been rounded to $0.

The brokerage commissions paid for each Fund for the fiscal years ended September 30, 1996, 1997, and 1998 were as follows:

--------------------------------------------------------------------------------
                               Total Dollar Amount of Brokerage Commissions Paid
                               -------------------------------------------------
                                      1996             1997             1998
--------------------------------------------------------------------------------
Ultra Large Cap Fund                    *            $  2,586           $10,622
--------------------------------------------------------------------------------
Growth Equity Fund                  $369,573         $335,291         $464,404
--------------------------------------------------------------------------------
Midcap Fund                             *            $ 17,029         $123,834
--------------------------------------------------------------------------------
Small Cap Fund                      $128,154         $235,029         $465,825
--------------------------------------------------------------------------------
Micro Cap Fund                          *               *             $  6,974
--------------------------------------------------------------------------------
Target Select Fund                      *               *             $ 13,856
--------------------------------------------------------------------------------
Short Duration                         N/A             N/A               N/A
Government Funds-
  One Year Portfolio
--------------------------------------------------------------------------------
Short Duration                         N/A             N/A               N/A
Government Funds-
  Three Year Portfolio
--------------------------------------------------------------------------------
Fixed Income Fund                       *               *                 *
--------------------------------------------------------------------------------
*Not in operation during the period.


The total amount of securities of the Broker/Dealer held by each Fund for the fiscal year ended September 30, 1998 were as follows:




=====================================================================================================
                                                        Total Amount of
                                                           Securities
                                    Name of               Held by Each
Fund                              Broker/Dealer               Fund               Type of Security
-----------------------------------------------------------------------------------------------------
Turner Ultra Large Cap            Morgan Stanley           $  243,000            Repurchase Agreement
  Growth Fund
-----------------------------------------------------------------------------------------------------
Turner Growth Equity Fund         Morgan Stanley           $1,411,000            Repurchase Agreement
-----------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund         Morgan Stanley           $1,246,000            Repurchase Agreement
-----------------------------------------------------------------------------------------------------
Turner Small Cap Growth Fund      J. P. Morgan             $5,612,000            Repurchase Agreement
-----------------------------------------------------------------------------------------------------
Turner Micro Cap Growth Fund      Morgan Stanley           $  114,765            Repurchase Agreement
=====================================================================================================

DESCRIPTION OF SHARES

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

As of January 5, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.


                                     NAME AND ADDRESS                 NUMBER OF        PERCENTAGE OF
          FUND                      OF BENEFICIAL OWNER                SHARES          FUND'S SHARES
          ----                      -------------------              ------------      -------------
Turner Ultra Large Cap Fund      Charles Schwab & Co. Inc.           247,398.5700          67.26%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO 80209

Turner Growth Equity Fund        Starr Commonwealth                  607,210.1730           7.09%
                                 13725 Starr Commonwealth Rd.
                                 Albion, MI 49224-9580

                                 Saxon & Co. TTEE                    498,422.5920           5.82%
                                 FBO C/F
                                 Duane Morrise & Hecke LLP
                                 A/C# 20-35-002-1029077
                                 P.O. Box 7780-1888
                                 Philadelphia, PA 19182-0001

                                 Retirement Plan for Employees of    768,167.7060           8.96%
                                 Bridgeport Hospital
                                 C/O People's Bank Trust Dept.
                                 850 Main Street 13th Fl
                                 Bridgeport, CT 06604-4917

----------------------------------------------------------------------------------------------------


                                 Saul & Co.                        2,506,871.7060          29.25%
                                 FBO Sheet Metal Annuity
                                 C/O First Union National Bank
                                 A/C 1546000537
                                 1525 W. WT Harris Blvd. #1151
                                 Charlotte, NC 28262-8522

                                 Charles Schwab & Co. Inc.           493,306.2980           5.76%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO 80209

                                 Citicorp USA Inc. Pledgee           822,376.2690           9.60%
                                 McNeil Children's Trust
                                 Loan Collateral Account
                                 C/O Carole McNeil
                                 P.O. Box 803598
                                 Dallas, TX 75380-3598

Turner Midcap Growth Fund        Charles Schwab & Co. Inc.           594,501.3600          30.29%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO 80209

                                 Sheet Metal Workers Local #19       224,808.6650          11.45%
                                 Supplemental Unemployment
                                 Benefit Fund
                                 1301 S Columbus Blvd.
                                 Philadelphia, PA 19147-5505

                                 Concord Trust Company               166,719.7830           8.49%
                                 1601 Elm St. Ste 1725
                                 Dallas, TX 75201-7254

Turner Small Cap                 Donaldson Lufkin Jenrette           392,195.2570           5.56%
  Growth Fund                    SECS Corp.
                                 Pershing Division
                                 P.O. Box 2052
                                 Jersey City, NJ 07399

                                 Charles Schwab & Co. Inc.         3,667,318.2940          52.00%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO 80209


Turner Micro Cap Growth          Charles Schwab & Co. Inc.            79,930.5400          23.20%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO 80209

                                 Robert E. Turner                     20,530.3850           5.96%
                                 Carolyn W. Turner JTWROS
                                 9 Horseshoe Ln
                                 Paoli, PA 19301-1909

                                 Carolyn Turner TR                    20,000.0000           5.80%
                                 Robert E. Turner Jr. Trust
                                 9 Horseshoe Ln.
                                 Paoli, PA 19301-1909

                                 John C. Weber Jr. TR                 50,001.2550          14.51%
                                 John C. Weber Trust
                                 8000 N. MacArthur Blvd.,
                                 Apt. 2024
                                 Irving, TX 75063-4101

                                 Christina Weber TR                   50,000.0000          14.51%
                                 Christina Weber Trust
                                 DTD 00/00/00
                                 117 W. 12th St.
                                 New York, NY 10011-8200

                                 Chester C. Weber TR                  47,214.3530          13.70%
                                 U/A 7/30/1993
                                 Chester C. Weber Trust
                                 P.O. Box 2108
                                 Ocala, FL 34478-2108

Turner Target Select             Charles Schwab & Co. Inc.            12,521.5620          13.68%
Equity Fund                      Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO 80209

                                 Boyd L. Newsom                        4,826.0050           5.27%
                                 2912 Golfing Green Dr.
                                 Dallas, TX 75234-4938

                                 Carolyn Turner TR                    32,999.3990          19.09%
                                 U/A
                                 Robert E. Turner Jr., Trust
                                 9 Horseshoe Ln.
                                 Paoli, PA 19301-1909
-------------------------------------------------------------------------------------------------


                                 Robert & Carolyn Turner              17,466.3990          19.09%
                                 Foundation
                                 9 Horseshoe Ln.
                                 Paoli, PA 19302-1909

Turner Short Duration            Solon Asset Management Corp.         14,876.8240          25.08%
Government Funds - One           1981 N. Broadway, Ste. 325
Year Portfolio                   Walnut Creek, CA 95496-3873

                                 James I. Midanek                      3,320.4430           5.60%
                                 375 La Casa Via
                                 Walnut Creek, CA 94598-4842

                                 Charles Schwab & Co. Inc.            37,633.3430          63.45%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO 80209

Turner Short Duration            DonaldsonBryn Mawr                  814,837.0940          74.07%
Government Funds -               Attn: Jerry Berenson
Three Year Portfolio             101 N. Merion Ave.
                                 Bryn Mawr, PA 19010-2899

                                 Charles Schwab & Co. Inc.          200,202,.3260          18.20%
                                 101 Montgomery St.
                                 San Francisco, CA 94104-4122


CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended September 30, 1998, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 1998 Annual Report must accompany the delivery of this Statement of Additional Information.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F- 1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                                    TIP FUNDS

                                     FUNDS:
                           CLOVER SMALL CAP VALUE FUND
                            CLOVER EQUITY VALUE FUND
                            CLOVER MAX CAP VALUE FUND
                            CLOVER FIXED INCOME FUND

                               INVESTMENT ADVISER:
                         CLOVER CAPITAL MANAGEMENT, INC.

This Statement of Additional Information is not a prospectus and relates only to the Clover Small Cap Value Fund (the "Small Cap Value Fund"), Clover Equity Value Fund (the "Equity Value Fund"), Clover Max Cap Value Fund (the "Max Cap Value Fund"), and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust") and should be read in conjunction with the Funds' Prospectus dated January 31, 1999. The Prospectus may be obtained without charge by calling 1-800-224-6312.
                                TABLE OF CONTENTS

THE TRUST ......................................................................
INVESTMENT OBJECTIVES...........................................................
INVESTMENT POLICIES.............................................................
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS...........................
INVESTMENT LIMITATIONS..........................................................
THE ADVISER.....................................................................
THE ADMINISTRATOR...............................................................
THE DISTRIBUTOR.................................................................
TRUSTEES AND OFFICERS OF THE TRUST..............................................
COMPUTATION OF YIELD AND TOTAL RETURN...........................................
PURCHASE AND REDEMPTION OF SHARES...............................................
DETERMINATION OF NET ASSET VALUE................................................
TAXES...........................................................................
PORTFOLIO TRANSACTIONS..........................................................
DESCRIPTION OF SHARES...........................................................
SHAREHOLDER LIABILITY...........................................................
LIMITATION OF TRUSTEES' LIABILITY...............................................
5% SHAREHOLDERS.................................................................
CUSTODIAN.......................................................................
LEGAL COUNSEL...................................................................
FINANCIAL STATEMENTS............................................................
APPENDIX........................................................................

January 31, 1999

THE TRUST

This Statement of Additional Information relates only to the Clover Small Cap Value Fund (the "Small Cap Value Fund"), Clover Equity Value Fund (the "Equity Value Fund"), Clover Max Cap Value Fund (the "Max Cap Value Fund"), and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, together, the "Funds"). Each Fund is a separate series of the TIP Funds (the "Trust"), a diversified, open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, as amended on February 21, 1997. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. On June 25, 1997, the Small Cap Value, Equity Value, and Fixed Income Funds acquired substantially all of the assets and liabilities of the Clover Capital Small Cap Value, Clover Capital Equity Value, and Clover Capital Fixed Income Portfolios (collectively, the "Clover Capital Portfolios") of The Advisors' Inner Circle Fund. The Trust also offers shares in the Turner Ultra Large Cap Growth Fund, Turner Growth Equity Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Micro Cap Growth Fund, Turner Fixed Income Fund, Turner Short Duration Government Funds-One Year Portfolio, Turner Short Duration Government Funds-Three Year Portfolio, TIP Target Select Equity Fund, Penn Capital Strategic High Yield Bond Fund, Penn Capital Select Financial Services Fund, and Penn Capital Value Plus Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

INVESTMENT OBJECTIVES

SMALL CAP VALUE FUND -- The Small Cap Value Fund seeks long-term total return.

EQUITY VALUE FUND -- The Equity Value Fund seeks long-term total return.

MAX CAP VALUE FUND -- The Max Cap Value Fund seeks long-term total return.

FIXED INCOME FUND -- The Fixed Income Fund seeks a high level of income consistent with reasonable risk to capital.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

SMALL CAP VALUE FUND

Under normal market conditions, the Small Cap Value Fund invests at least 75% and up to 100% of its total assets in a diversified portfolio of equity securities of U.S. issuers that have market capitalizations of $750 million or less at the time of purchase, including common stocks, warrants and rights to subscribe to common stocks, equity interests issued by REITs, and both debt securities and preferred stocks convertible into common stocks. The Small Cap Value Fund may invest in such convertible debt securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poors Corporation ("S&P"), Baa by Moody's Investors Service Inc. ("Moody's"), or unrated securities of comparable quality as determined by Clover Capital Management, Inc. (the "Adviser").

The Adviser employs database screening techniques to search the universe of domestic public companies for stocks trading in the bottom 20% of valuation parameters such as stock price-to-book value, price-to-cash flow, price-to-earnings and price-to-sales. From these stocks the Adviser selects a diversified group of securities for investment by utilizing additional screening and selection strategies to identify the companies that the Adviser believes are more financially stable. In addition, the Fund may include holdings in issuers that may not have been identified during the initial screening process but that the Adviser has identified using its value-oriented fundamental research techniques. In addition, the Fund may invest up to 10% of its net assets in American Depositary Receipts ("ADRs").

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States.

Any remaining assets may be invested in (i) the equity securities described above of U.S. issuers that have market capitalizations exceeding $750 million at the time of purchase, and (ii) Money Market Instruments.

EQUITY VALUE FUND

The Equity Value Fund will invest primarily in equity securities that the Adviser believes to be undervalued relative to the market or their historic valuation. The Adviser uses several valuation criteria to determine if a security is undervalued, including price-to-earnings ratios, price-to-cash flow ratios, price-to-sales ratios, and price-to-book value ratios. In addition, the Adviser examines "hidden values" that are not obvious in a company's financial reports, focusing on finding the current asset values or current transfer values of assets held by the company.

Under normal market conditions, the Equity Value Fund invests at least 70% and up to 100% of its net assets in a diversified portfolio of equity securities, including common stocks, both debt securities and preferred stocks convertible into common stocks, and ADRs (up to 20% of the Equity Value Fund's net assets). In addition to these equity securities, the Fund may also invest up to 5% of its net assets in each of warrants and rights to purchase common stocks, and up to 10% of its net assets in real estate investment trusts ("REITs"). Assets of the Fund not invested in the equity securities described above may be invested in non-convertible fixed income securities and Money Market Instruments as described below.

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States.

During periods when, or under circumstances where, the Adviser believes that the return on such securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P and/or Baa by Moody's, or unrated securities of comparable quality as determined by the Adviser.

Under normal circumstances, up to 30% of the Equity Value Fund's assets may be invested in Money Market Instruments in order to maintain liquidity, or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase.

MAX CAP VALUE FUND

The Max Cap Value Fund invests primarily in large-capitalization equities with low valuations based on measures such as price to book value and price to cash flow. The Adviser will attempt to acquire securities that have attractive dividend yields relative to the market average and/or their own trading history.

The Max Cap Value Fund invests at least 75% of its assets in a diversified portfolio chosen from the 500 largest capitalization equities (generally over $10 billion) where the stock price is low relative to book value and cash flow as compared to the average large capitalization stock. The Adviser evaluates these large- capitalization domestic companies and searches for stocks valued in the lowest third based on price to book value and price to cash flow. From these candidates, the companies with adequate financial strength and higher dividend yields are chosen for investment. The Adviser may also choose stocks whose primary attractive feature is a current dividend yield which is high relative to the stocks' historic yield range.

Up to 25% of the Max Cap Value Fund's assets may be invested in attractively-valued companies whose market capitalizations fall below the top 500 (i.e., below $5 billion). In addition, up to 10% of the Fund may be invested in ADRs whose market capitalizations fall among the top 100 in available ADRs.

During periods when, or under circumstances where, the Adviser believes that the return on non-convertible fixed income securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P and/or Baa by Moody's or in unrated securities of comparable quality as determined by the Adviser. Such high-yield, high-risk securities are also known as "junk bonds." The Fund's exposure to junk bonds, including convertible securities rated below investment grade, will not exceed 25% of its total assets.

Under normal circumstances, up to 25% of the Max Cap Value Fund's assets may be invested in the Money Market Instruments described below in order to maintain liquidity, or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase. For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in Money Market Instruments and in cash.

FIXED INCOME FUND

Under normal market conditions, the Fixed Income Fund invests at least 70% of its net assets in the following fixed income securities: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); (ii) corporate bonds and debentures rated in one of the four highest rating categories; and (iii) mortgage-backed securities that are collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the two highest rating categories. The Fund will invest in such corporate bonds and debentures, CMOs or REMICs only if, at the time of purchase, the security either has the requisite rating from S&P or Moody's or is unrated but of comparable quality as determined by the Adviser. Governmental private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

The Fund may invest its remaining assets in the following securities: (i) Money Market Instruments, (ii) asset-backed securities rated A or higher by S&P or Moody's; (iii) debt securities rated below investment grade, but not lower than B- by S&P or B3 by Moody's, or if unrated, determined by the Adviser to be of comparable quality at the time of purchase (up to 15% of the Fund's net assets, including downgraded securities); (iv) debt securities convertible into common stocks (up to 10% of the Fund's net assets); (v) U.S. dollar denominated fixed income securities issued by foreign corporations or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; and (vi) U.S. dollar denominated obligations of supranational entities traded in the United States. For additional information on corporate bond ratings, see the Appendix.

The relative proportions of the Fund's net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Fund invests. In addition, the Fund may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation. The Adviser does not seek to achieve the Fund's investment objective by forecasting changes in the interest rate environment.

In the event any security owned by the Fund is downgraded below the rating categories set forth above, the Adviser will review the situation and determine whether to retain or dispose of the security.

The Fund may enter into forward commitments or purchase securities on a when-issued basis, and may invest in variable or floating rate obligations.

The Fund expects to maintain a dollar-weighted average portfolio maturity of five to ten years.

ALL FUNDS

Each Fund may purchase securities on a when-issued basis.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund may purchase convertible securities.

Each Fund may borrow money.

Each Fund may enter into Repurchase Agreements.

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in Money Market Instruments and in cash.


DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")


ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of card holders.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock particularly when the value of the underlying stock moves toward the conversion ratio. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs, and
CATs). See elsewhere in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities over seven days in length.

JUNK BONDS

Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks imposed by a particular security.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE- AND ASSET-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include CMOs and REMICs that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

PARALLEL PAY SECURITIES; PAC BONDS: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

ADDITIONAL RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OBLIGATIONS OF SUPRANATIONAL AGENCIES

The Fixed Income Fund may purchase obligations of supranational agencies. Currently, the Fund only intends to invest in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

OPTIONS

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market of the securities in its portfolio or to anticipate an increase in the market of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing its yield and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high-grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on securities or indices must be covered. When a Fund writes an option on an index or a security, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.


RISK FACTORS: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

REITS

The Fixed Income and Small Cap Value Funds may invest in real estate investment trusts ("REITs"), which pool investors' funds for investment in income-producing commercial real estate or real-estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed-upon price (including principal and interest) on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

SECURITIES OF FOREIGN ISSUERS

The Fixed Income Fund may invest in U.S. dollar-denominated fixed income securities of foreign issuers which are traded in the United States. In addition, the Equity Fund may invest in ADRs. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government are securities backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately-traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES") are some types of U.S. Treasury Securities.

VARIABLE OR FLOATING-RATE INSTRUMENTS

The Fixed Income Fund may invest in variable- or floating- rate instruments which may involve a demand feature and may include variable-amount master demand notes which may or may not be backed by bank letters of credit. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable-amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fixed Income Fund. The Adviser will monitor on an ongoing basis the earnings power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YEAR 2000

The Trust depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Trust could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Trust. The Trust and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Trust does business.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accrued. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

 5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
         (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

 6. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

 7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

 8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.       Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities.

Unregistered securities sold in reliance on the exemption from registration in
Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISER

Clover Capital Management, Inc. (the "Adviser"), 11 Tobey Village Office Park, Pittsford, New York 14534, is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of the Adviser and who control all of the Adviser's outstanding voting stock. As of September 30, 1998 the Adviser had discretionary management authority with respect to approximately $1.9 billion of assets. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

The Adviser serves as each Fund's investment adviser under an investment advisory agreement (the "Advisory Agreement") with the Fund. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than

60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal year ended October 31 1996, for the fiscal period ended September 30, 1997, and for the fiscal year ended September 30, 1998, the Funds paid (had reimbursed) the following advisory fees:



                                           Advisory Fees Paid                              Advisory Fees Waived
                                -----------------------------------------       ----------------------------------------
                                  1996          1997***           1998            1996           1997***           1998
                                --------       --------        ----------       ---------       ---------        -------
Small Cap Value  Fund              $0             $0            $67,667         $14,442**       $66,598**        $71,495
Equity  Value Fund              $437,862       $642,434         $840,958         $73,383         $47,047         $25,280
Max Cap Value Fund                  *              *           $(121,203)           *               *             $9,208
Fixed Income Fund                $23,932        $35,551         $62,671          $53,322         $55,083         $68,554

* Not in operation during the period.


**Does not include reimbursement of fees by the Adviser in the amount of $51,578 and $14,145 with respect to the Clover Capital Small Cap Value Portfolio for the fiscal period of 1996 and 1997, respectively.

***On June 25, 1997, the Small Cap Value Fund, the Equity Value Fund, and the Fixed Income Fund acquired the assets of the Clover Capital Small Cap Value, Clover Capital Equity, and Clover Capital Fixed Income Portfolios, respectively, of The Advisors' Inner Circle Fund.


THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Funds, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First American Investment Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, STI Classic Funds, SEI Tax Exempt Trust, and STI Classic Variable Trust.


For the fiscal year ended October 31, 1996, for the fiscal period ended September 30, 1997, and for the fiscal year ended September 30, 1998, the Funds paid the following administrative fees:


                                                      Administrative Fees Paid
                                      -----------------------------------------------
                                        1996                  1997             1998
                                      --------              --------         --------
Small Cap Value  Fund                  $33,606               $52,438         $75,000
Equity  Value Fund                    $138,175              $159,591         $132,060
Max Cap Value Fund                        *                     *            $68,013
Fixed Income Fund                      $50,022               $52,438         $75,000

         * Not in operation during the period.


         **On June 25, 1997,the Small Cap Value Fund, the Equity Value Fund, and the Fixed Income Fund acquired the assets of the Clover Capital Small Cap Value, Clover Capital Equity Value, and Clover Capital Fixed Income Portfolios, respectively, of The Advisors' Inner Circle Fund.

THE DISTRIBUTOR

CCM Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of CCM, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor or by the Trust, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer as it relates to the Trust is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc, HighMark Funds, Huntington Funds, The Nevis Fund, Oak Associate Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Investments Mutual Fund Services or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Investments Distribution Co.


ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc., since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation, since

1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management, Inc. (the "Adviser"), since 1984. Principal of CCM Securities Inc.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee** - Corporate Vice President of Human Resources of Frontier Corporation (telecommunications company), since 1993. Director of Education at General Electric Corporation, 1982-1993.

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner Investment Partners, Inc., since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Operations and Compliance of Turner Investment Partners, Inc., since 1992.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston and Strawn, 1991-1994.

SANDRA K. ORLOW (DOB 10/18/53) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator since 1988.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator since 1994. Vice President and Assistant Secretary of SEI Investments, the Administrator 1992-1994. Associate, Morgan, Lewis & Bockius LLP, 1988-1992.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting - Director, Funds Administration and Accounting of SEI Investments since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 19889-1998.

KATHY HEILIG (DOB 12/21/58) - Vice President and Assistant Secretary - Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investment since 1995; Vice President of SEI Investments since 1991; Director of Taxes of SEI Investments Company 1987 to 1991. Tax Manager, Arthur Anderson LLP prior to 1987.

JOSEPH M. O'DONNELL (DOB 11/13/54) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.

LYNDA J. STRIEGEL (DOB 10/30/48) - Vice President and Assistant Secretary of the Administrator since 1998. Senior Asset Management counsel, Barnett Banks, Inc. (1997- 1998). Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank N.A., 1991-1995.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust and the Administrator.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust and the Administrator.

EDWARD B. BAER (DOB 09/27/68) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Associate, Morgan, Lewis & Bockius LLP, Counsel to the Trust and the Administrator since 1995. Attorney, Aquila Management Corporation, 1994.

                     --------------------------------------

The following table exhibits Trustee compensation for the fiscal year ended September 30, 1998.



---------------------------------------------------------------------------------------------------------------------
Name of Person,               Aggregate               Pension or             Estimated            Total
Position                      Compensation            Retirement             Annual Benefits      Compensation
                              From Registrant         Benefits Accrued       Upon                 From Registrant
                              for the Fiscal          as Part of Fund        Retirement           and Fund
                              Year Ended              Expenses                                    Complex Paid to
                              September 30,                                                       Trustees for the
                              1998                                                                Fiscal Year
                                                                                                  Ended
                                                                                                  September 30,
                                                                                                  1998
---------------------------------------------------------------------------------------------------------------------
Robert Turner*                          $0                     N/A                   N/A            $0 for service on
                                                                                                        two Boards
---------------------------------------------------------------------------------------------------------------------
Richard A. Hocker*                      $0                     N/A                   N/A            $0 for service on
                                                                                                        one Board
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Michael E. Jones*                       $0                      N/A                   N/A           $0 for service on
                                                                                                        one Board
---------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato**                   $8,000                    N/A                   N/A              $12,500 for
                                                                                                      service on two
                                                                                                          Boards
---------------------------------------------------------------------------------------------------------------------
Janet F. Sansone**                    $8,000                    N/A                   N/A               $8,000 for
                                                                                                      service on one
                                                                                                          Board
---------------------------------------------------------------------------------------------------------------------
John T. Wholihan**                  $10,233.87                  N/A                   N/A             $10,233.87 for
                                                                                                      service on one
                                                                                                          Board
---------------------------------------------------------------------------------------------------------------------

* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.

** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended September 30, 1998, yields were 0.09% for the Small Cap Value Fund, 1.08% for the Equity Value Fund, 1.89% for the Max Cap Value Fund, and 5.01% for the Fixed Income Fund.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date),
assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable , as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended September 30, 1998, and for the period from February 28, 1996, (commencement of operations) through September 30, 1998 the total return of the Small Cap Value Fund was (21.25)%(+) and 9.74%, respectively. For the fiscal year ended September 30, 1998, and for the period from December 6, 1991 (commencement of operations) through September 30, 1998, the total return was (6.00)%(+) and 13.44% for the Equity Value Fund and 11.32%(+) and 8.40% for the Fixed Income Fund, respectively. For the period from October 31, 1997 (commencement of operations) through September 30, 1998, the total return was (6.52)%(++) for the Max Cap Value Fund.

-----------------------
+   Returns are for the periods indicated and have not been annualized.
++  Cumulative since inception.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.
                                      S-29

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20%, and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the

Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer (Anew shareholders@). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The money market instruments in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Funds will primarily consist of dealer spreads and underwriting commissions.


The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

Although it is not expected that the Funds will do so, the Funds may execute brokerage or other agency transactions through the Distributor, which, although a registered broker-dealer, is limited to the sale of shares of mutual funds, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and an affiliated distributor expressly permitting the distributor to receive and retain such compensation. These rules further require that commissions paid to an affiliated distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to an affiliated distributor, and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal year ended October 31, 1996, the Clover Capital Equity Value Portfolio paid SEI Investments Distribution Co.("SIDCO"), prior Distributor of the Portfolios, brokerage commissions in the aggregate amount of $2,339.29. For the fiscal year ended October 31, 1996, the commissions the Equity Value Portfolio paid to SIDCO represented 2% of the aggregate brokerage commissions which were paid on transactions that represented 62% of the aggregate dollar amount of transactions that incurred commissions paid by that Portfolio during such period. For the fiscal year ended October 31, 1996, the Clover Capital Fixed Income Portfolio paid SIDCO brokerage commissions in the aggregate amount of $225.03. For the fiscal year ended October 31, 1996, the commission the Fixed Income Portfolio paid to SIDCO represented 100% of the aggregate brokerage commissions which were paid on transactions that represented 100% of the aggregate dollar amount of transactions that incurred commissions paid by the Portfolio during such period.

For the fiscal year ended October 31, 1996, for the fiscal period ended September 30, 1997, and for the fiscal year ended September 30, 1998, the Funds paid aggregate brokerage commissions as follows:


            Fund                                      1996                      1997             1998
-----------------------------------------------------------------------------------------------------------
Small Cap Value  Fund                                $22,829                   $62,804          $66,282
-----------------------------------------------------------------------------------------------------------
Equity  Value Fund                                  $152,253                  $189,818          $212,062
-----------------------------------------------------------------------------------------------------------
Max Cap Value Fund                                      *                         *             $4,519
-----------------------------------------------------------------------------------------------------------
Fixed Income Fund                                      $0                        $0             $--
===========================================================================================================

* Not in operation during the period.


Amounts designated as "--" are either $0 or have been rounded to $0.

The total amount of securities of the Broker/Dealer held by each Fund for the fiscal year ended September 30, 1998, are as follows:



                                                            Total Amount of
                                  Name of                   Securities Held by Each
Fund                              Broker/Dealer             Fund                          Type of Security
----                              -------------             -------------                 ----------------
------------------------------------------------------------------------------------------------------------------
Clover Small Cap Value Fund       Morgan Stanley            $    868,000                  Repurchase Agreement
------------------------------------------------------------------------------------------------------------------
Clover Equity Value Fund          Morgan Stanley            $ 10,279,000                  Repurchase Agreement
------------------------------------------------------------------------------------------------------------------
Clover Max Cap Value Fund         Morgan Stanley            $     93,000                  Repurchase Agreement
------------------------------------------------------------------------------------------------------------------
Clover Fixed Income Fund          Morgan Stanley            $  1,007,000                  Repurchase Agreement
==================================================================================================================



For the fiscal period ended September 30, 1997, and the fiscal year ended September 30, 1998, the Funds' portfolio turnover rates were as follows:




                                           Portfolio Turnover Rate
                                    ----------------------------------------
       FUND                          1998                             1997
----------------------------------------------------------------------------
Small Cap Value Fund                70.02%                           59.03%
----------------------------------------------------------------------------
Equity Value Fund                   42.10%                           51.64%
----------------------------------------------------------------------------
Max Cap Value Fund                  62.71%                              *
----------------------------------------------------------------------------
Fixed Income Fund                   27.07%                           11.83%
============================================================================

* Not in operation during the period.

DESCRIPTION OF SHARES

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportion ate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

As of January 5, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.



             FUND                        NAME AND ADDRESS OF                  NUMBER OF          PERCENTAGE
                                          BENEFICIAL OWNER                     SHARES            OF FUND'S
                                                                                                   SHARES
             ----                        -------------------                ------------         -----------
Clover Small Cap                 Clover Capital Management Inc.             107,807.7550           8.17%
Value Fund                       Employee 401K Savings &
                                 Deferred Profit Sharing Plan
                                 11 Tobey Village Office Park
                                 Pittsford, NY  14534-1755

                                 National Financial Services Corp.           73,611.2610           5.58%
                                 for the Exclusive Benefit of our
                                 Customers
                                 Attn: Mutual Funds 5th Fl
                                 100 Liberty St.
                                 1 World Fin. Center
                                 New York, NY  10281-1003

Clover Equity Value              Wentworth-Douglass Hospital                314,771.4940           5.39%
Fund                             Attn: Rayna Feldman
                                 789 Central Avenue
                                 Dover, NH  03820-2589

Clover Max Cap Value             Charles Schwab & Co., Inc.                  41,426.9690          18.56%
Fund                             Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO  80209

                                 SEI Trust Company Customer                  20,168.2590           9.03%
                                 IRA A/C Herbert N. Wright Dec
                                 FBO Kathleen Wright
                                 40 Lynacres Blvd.
                                 Fayetteville, NY  13066-1033

                                 Clover Capital Management Inc.              38,889.2250          17.42%
                                 Employee 401K Savings &
                                 Deferred Profit Sharing Plan
                                 11 Tobey Village Office Park
                                 Pittsford, NY  14534-1755

                                 Joy Wegman                                  12,238.8690           5.48%
                                 85 Knollwood Dr.
                                 Rochester, NY  14618-3512

                                 SEI Trust Company Customer                  12,584.9940           5.64%
                                 IRA R/O Paul D. Mahoney
                                 27 Avon Rd.
                                 Binghamton, NY  13905-4201



Clover Fixed Income              REHO & Co.                                 383,006.7230         11.29%
Fund                             C/O Manufacturers & Traders
                                 TR Co.
                                 P.O. Box 1377
                                 Buffalo, NY  14240-1377

                                 Charles Schwab & Co. Inc.                  335,367.9790         9.88%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO  80209


CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended September 30, 1998, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 1998 Annual Report must accompany the delivery of this Statement of Additional Information.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                                    TIP FUNDS

                   PENN CAPITAL SELECT FINANCIAL SERVICES FUND
                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
                          PENN CAPITAL VALUE PLUS FUND

                               INVESTMENT ADVISER:
                      PENN CAPITAL MANAGEMENT COMPANY, INC.

This Statement of Additional Information is not a prospectus and relates only to the Penn Capital Select Financial Services Fund (the "Select Financial Services Fund"), Penn Capital Strategic High Yield Bond Fund (the "Strategic High Yield Fund"), and Penn Capital Value Plus Fund (the "Value Plus Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust"), and should be read in conjunction with the Funds' Prospectuses dated January 31, 1999. The Prospectus may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS

THE TRUST ..............................................................S-2
INVESTMENT OBJECTIVES...................................................S-3
INVESTMENT POLICIES.....................................................S-4
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS...................S-8
INVESTMENT LIMITATIONS.................................................S-25
THE ADVISER............................................................S-27
THE ADMINISTRATOR......................................................S-28
DISTRIBUTION AND SHAREHOLDER SERVICING.................................S-30
TRUSTEES AND OFFICERS OF THE TRUST.....................................S-30
COMPUTATION OF YIELD AND TOTAL RETURN..................................S-33
PURCHASE AND REDEMPTION OF SHARES......................................S-34
DETERMINATION OF NET ASSET VALUE.......................................S-35
TAXES..................................................................S-35
PORTFOLIO TRANSACTIONS.................................................S-37
DESCRIPTION OF SHARES..................................................S-39
SHAREHOLDER LIABILITY..................................................S-40
LIMITATION OF TRUSTEES' LIABILITY......................................S-40
5% SHAREHOLDERS........................................................S-41
FINANCIAL INFORMATION..................................................S-42
APPENDIX................................................................A-1

January 31, 1999

THE TRUST

This Statement of Additional Information relates only to the Penn Capital Select Financial Services Fund (the "Select Financial Services Fund"), Penn Capital Strategic High Yield Bond Fund (the "Strategic High Yield Fund") and Penn Capital Value Plus Fund (the "Value Plus Fund") (each a "Fund" and, together, the "Funds"). Each Fund is a separate, diversified series of the TIP Funds (formerly, Turner Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997. It is anticipated that on January 31, 1999, the High Yield Bond Fund will acquire all of the assets and liabilities of the Alpha Select Penn Capital High Yield Bond Fund. Historical information presented for those Funds relates to the Alpha Select Funds. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." The Trust also offers shares of the Turner Ultra Large Cap Growth Fund, Turner Growth Equity Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Micro Cap Growth Fund, Turner Fixed Income Fund, Turner Short Duration Government Funds-One Year, Turner Short Duration Government Funds-Three Year Portfolio, TIP Target Select Equity Fund, Clover Max Cap Value Fund, Clover Equity Value Fund, Clover Small Cap Value Fund, and Clover Fixed Income Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

INVESTMENT OBJECTIVES

PENN CAPITAL SELECT FINANCIAL SERVICES FUND -- The Select Financial Services Fund seeks to generate long term capital appreciation.

PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND -- The Strategic High Yield Fund seeks to maximize income through high current yield and, as a secondary objective, to produce above average capital appreciation.

PENN CAPITAL VALUE PLUS FUND -- The Value Plus Fund seeks to achieve capital appreciation and above average income with less risk than the average risk of the S&P 500 Index.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

PENN CAPITAL SELECT FINANCIAL SERVICES FUND

The Select Financial Services Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in the equity securities of companies principally engaged in the banking industry and the financial services sector. At least 25% (and up to 100%) of the Fund's total assets will be invested in issuers in the banking industry. To the extent its investments are concentrated in the banking industry, the Fund is subject to the risks associated with that industry, including sensitivity to interest rate changes and potentially adverse legislative and regulatory changes. Examples of companies in the banking industry include commercial and industrial banks, savings and loan associations and their holding companies. Examples of companies in the financial services sector include investment advisers, brokerage companies, insurance companies, real estate and leasing companies, and companies that span across these segments.

Generally speaking, the Fund will hold a diversified portfolio of companies with strong fundamentals, many of which Penn Capital Management Company, Inc. ("Penn Capital") believes hold the potential to be acquired at a premium to their trading prices, measured at the time of their original acquisition by the Fund (takeover candidates). Any remaining assets may be invested in equity securities and fixed income securities, warrants and rights to purchase common stocks, and in ADRs. The Fund may also purchase shares of other investment companies and foreign securities, and may purchase high yield, high risk securities (otherwise known as "junk bonds") as a means of seeking to generate current income.

The Fund may invest in non-rated securities or in securities rated in the lowest ratings categories established by the Standard & Poor's Corporation ("S&P") and/or Moody's Investors Service, Inc. ("Moody's"). Securities rated below investment grade will not constitute more than 15% of the Select Financial Services Fund's total assets.

The Fund may invest in repurchase agreements, participate in a securities lending program, which entails a risk of loss should a borrower fail financially, and purchase Rule 144A securities.

The Fund may invest in certain instruments such as certain types of mortgage securities and when-issued securities, and may, to a limited extent, borrow money and utilize leveraging techniques. These investments and techniques, along with certain transactions involving futures, options, forwards and swaps, require the Fund to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments or techniques. As asset segregation reaches certain levels, the Fund may lose flexibility in managing its investments properly, responding to shareholder redemption request, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

The Fund may also invest in federal, state and municipal government obligations, investment grade corporate bonds, foreign securities, including emerging market securities, zero coupon, pay-in-kind and deferred payment bonds, variable and floating rate securities, money market instruments, shares of other investment companies and cash equivalents, and may invest up to 20% of its assets in ADRs.

The Fund may, although it has no present intention to do so, invest a portion of its assets in derivatives, including futures, options, forwards and swaps. Futures contracts, options, options on futures contracts, forwards and swaps entail certain costs and risks, including imperfect correlation between the value of the securities held by the Fund and the value of the particular derivative instrument, and the risk that the Fund could not close out a futures or options position when it would be most advantageous to do so.

The Fund may invest up to 15% of its net assets in illiquid securities, and for temporary defensive purposes, may invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by a nationally recognized statistical rating organization ("NRSRO")) and shares of money market investment companies and may hold a portion of its assets in cash.

PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND

The Strategic High Yield Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of high yield securities (otherwise known as "junk bonds"). Securities and other financial instruments of issuers that may or may not be paying interest on a current basis and that are currently experiencing financial difficulties including, potentially, companies which are undergoing or are likely to undergo financial restructuring or liquidation, both under and outside of Federal Bankruptcy Code proceedings, are also included in the high yield universe and may be acquired by the Fund. The Fund invests primarily in publicly traded securities, and, to a lesser extent, privately placed restricted securities and other financial instruments for which there is a more limited trading market.

The Adviser believes that the market for high yield securities is relatively inefficient compared to other securities due to the limited availability of information on such securities, the lack of extensive institutional research coverage of and market making activity with respect to many issuers of such securities, the complexity and difficulty of evaluation of such securities, and the limited liquidity, at times, of such securities. The Adviser intends to exploit these inefficiencies using its knowledge and experience in the high yield market. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The Fund will invest primarily in securities rated BB+ or Ba1 or lower by S&P and/or Moody's, and may invest in non-rated securities and in securities rated in the lowest rating category established by S&P and/or Moody's. Securities in the lowest ratings categories may be in default. See Appendix A for a discussion of these ratings. Any remaining assets may be invested in equity securities and investment grade fixed income securities. In addition, the Fund may engage in short sales against the box.

PENN CAPITAL VALUE PLUS FUND

The Value Plus Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of equity securities that may or may not pay dividends but whose main contribution to total return is intended from capital appreciation. The "value" equity securities the Fund will purchase will tend to have a low price to earnings ratio relative to the securities' market prices. The Fund will invest any remaining assets in fixed-income securities, cash and money market instruments, and may invest up to 35% of its assets in high yield securities.

The Fund seeks to provide, through a combination of income and capital appreciation, a total return consistent with a reasonable level of risk by investing in value equity securities and in fixed income obligations, including high yield securities. The Fund strives to secure a current yield appreciably higher than the average dividend yield of the companies comprising the S&P 500 Index. Typically, portfolios with high current income also exhibit less volatility and superior returns in down markets. The Fund actively seeks opportunity and value in all parts of a company's capital structure, including common and preferred stocks, as well as investment grade and high yield corporate and convertible bonds. Typically, one-third of the Fund's assets will be invested in large cap value equity securities (i.e., securities of issuers with market capitalizations of over $1 billion), one third in small cap value equity securities (i.e., securities of issuers with market capitalizations of less than $1 billion) and one third in bonds (primarily high yield securities) in order to generate interest income. The Fund's exposure to junk bonds will not exceed 35% of its total assets.

The Fund will invest primarily in publicly-traded securities, yet will maintain the right to purchase private securities for which there is a more limited trading market. The Fund generally seeks diversity both in terms of industries and issuers, but may invest relatively high proportions of its assets in a single industry or issuer. The Fund will also from time to time invest in the securities of companies engaged in an initial public offering.

The fixed income investments of the Fund consist primarily, but not exclusively, of cash paying, high yield corporate bonds. The Fund may invest in non-rated securities or in securities rated in the lowest ratings categories established by S&P and/or Moody's. See Appendix A for a discussion of the these ratings.

The Fund may participate in a securities lending program, which entails a risk of loss should a borrower fail financially. The Fund may purchase Rule 144A securities. The Fund may invest in certain instruments such as certain types of mortgage securities and when-issued securities, and may, to a limited extent, borrow money and utilize leveraging techniques. These investments and techniques, along with certain transactions involving futures, options, forwards and swaps, require a Fund to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments or techniques. As asset segregation reaches certain levels, the Fund may lose flexibility in managing its investments properly, responding to shareholder redemption request, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

The Fund may also invest in federal, state and municipal government obligations, investment grade corporate bonds, foreign securities, including emerging market securities, zero coupon, pay-in-kind and deferred payment bonds, variable and floating rate securities, money market instruments, shares of other investment companies and cash equivalents, and may invest up to 20% of its assets in ADRs.

Investments in floating rate securities (floaters) and inverse floating rate securities (inverse floaters) and mortgage-backed securities (mortgage securities), including principal-only and interest-only stripped mortgage-backed securities (SMBs), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets).

The Fund may, although it has no present intention to do so, invest a portion of its assets in derivatives, including futures, options, forwards and swaps. Futures contracts, options, options on futures contracts, forwards and swaps entail certain costs and risks, including imperfect correlation between the value of the securities held by the Fund and the value of the particular derivative instrument, and the risk that the Fund could not close out a futures or options position when it would be most advantageous to do so.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of permitted investments for the Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In addition, the Strategic High Yield Fund may borrow to leverage its portfolio. Such borrowings may take the form of a margin account or a conventional bank borrowings in connection with securities purchases or interest rate arbitrage transactions. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Strategic High Yield Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligers in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the SEC staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Strategic High Yield Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower) so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Fund's adviser based on criteria approved by the Board of Trustees.

LOWER-RATED SECURITIES

Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high-yield securities. These securities are rated lower than Baa3 by Moody's and/or lower than BBB- by S&P. The Funds may invest in securities rated in the lowest ratings categories established by Moody's or by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Funds may invest in unrated securities of comparable quality subject to the restrictions stated in the Funds' Prospectus.



CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES


The descriptions below are intended to supplement the discussion in the Prospectus.


GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET


The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.


SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES


Lower rated bonds are somewhat sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Funds' net asset values.


PAYMENT EXPECTATIONS


High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Funds would have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Funds' assets. If the Funds experience significant unexpected net redemptions, this may force them to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Funds' rates of return.

LIQUIDITY AND VALUATION


There may be little trading in the secondary market for particular bonds, which may affect adversely the Funds' ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.


TAXES


The Funds may purchase debt securities (such as zero-coupon, pay-in-kind or other types of securities) that contain original issue discounts. Original issue discount that accrues in a taxable year is treated as earned by each Fund and therefore is subject to the distribution requirements of the tax code even though the such Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Funds in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE- AND ASSET-BACKED SECURITIES

The Funds may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the top two categories by S&P or Moody's. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs typically are issued with a number of classes or series which have different maturities and which are retired using cash flow from underlying collateral according to a specified plan.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Funds may invest in securities secured by asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of card holders.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy or from prevailing market conditions. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

OBLIGATIONS OF SUPRANATIONAL AGENCIES

The Funds may purchase obligations of supranational agencies. Currently, the Funds only intend to invest in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

OPTIONS

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realized as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on securities or indices must be covered. When a Fund writes an option on an index or a security, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.


RISK FACTORS: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REITS

The Funds may invest in real estate investment trusts ("REITs"), which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. Shareholders in the Funds should realize that by investing in REITs indirectly through the Funds, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take actual or constructive possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers. In addition, the Funds may invest in American Depositary Receipts. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Fund. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Furthermore, emerging market countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

SWAPS, CAPS, FLOORS AND COLLARS

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and their share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance.

Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation a Fund may have under these types of arrangements will be covered by setting aside cash or liquid securities in a segregated account. A Fund will enter into swaps only with counterparties believed to be creditworthy.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and are securities backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal

Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES") are same types of U.S. Treasury securities.

U.S. TREASURY RECEIPTS

U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

VARIABLE OR FLOATING RATE INSTRUMENTS

The Funds may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Funds. The Adviser will monitor on an ongoing basis the earnings power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement.

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YEAR 2000

The Trust depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Trust could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Trust. The Trust and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Trust does business.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

 5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
         (ii) commodities contracts relating to
         financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.


NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.       Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act. Notwithstanding the foregoing, the Strategic High Yield Fund may purchase securities on margin in accordance with the investment policies in this SAI.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Unregistered securities sold in reliance on the exemption from registration in
Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees. Rule 144A securities are securities that are traded in the institutional market pursuant to an exemption from registration. Rule 144A securities may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional buyers.

THE ADVISER

Penn Capital Management Company, Inc. ("Penn Capital" or the "Adviser"), 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, New Jersey 08034, is a professional investment management firm founded in 1987 and registered as an investment adviser nder the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of the Adviser, an investment management firm that manages the investment portfolios of institutions and high net worth individuals and which currently has assets under management of approximately $374 million. The Adviser employs a staff of 17 and manages monies in a variety of investment styles through either separate account management or one of its private investment funds.

The Adviser serves as the investment adviser for the Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder (except as provided under provisions of applicable law).

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds applicable limitations, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


For the fiscal years ended September 30, 1996, 1997, and 1998, the Funds paid (had reimbursed) the following advisory fees:



                                        Advisory Fees Paid                               Advisory Fees Waived
                             ---------------------------------------              ----------------------------------
                             1996              1997           1998                1996           1997           1998
                             ----              ----           ----                ----           ----           ----
Penn Capital                   **               **         $ 6,305(1)               **            **       $(131,214)(1)
Select Financial
Services Fund
Penn Capital                   **               **         $39,982(2)               **            **       $ (61,917)(2)
Strategic High
Yield Bond Fund
Penn Capital                   **               **              **                  **            **              **
Value Plus Fund


**Not in operation during the period.
(1)  Commenced operations on October 20, 1997.
(2)  Commenced operations on March 1, 1998.

THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.


For the fiscal years ended September 30, 1996, 1997, and 1998, the Funds paid (had reimbursed) the following administration fees:



                                                      Administration Fees Paid
                                         -----------------------------------------------------
                                         1996                  1997                       1998
                                         ----                  ----                       ----
Select Financial Services Fund            *                     *                      $35,209(1)
Strategic High Yield Fund                 *                     *                      $42,740(2)
Value Plus Fund                           *                     *                          *


(1)      Commenced operations on October 20, 1997.
(2)      Commenced operations on March 1, 1998.
*        Not in operation during this period.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Funds, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, The Nevis Funds, Highmark Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, STI Classic Funds, SEI Tax Exempt Trust, and STI Classic Variable Trust.

DISTRIBUTION AND SHAREHOLDER SERVICING

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and must be renewed annually thereafter. The Distribution Agreement may be terminated by the Distributor or by the Trust, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Strategic High Yield Fund has adopted a shareholder service plan for its Adviser Class shares (the "Adviser Class Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefor. Under the Adviser Class Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Fund may enter into such arrangements directly. Under the Adviser Class Service Plan, the Distributor is entitled to receive a fee at an annual rate of up to .25% of each Fund's average daily net assets attributable to Adviser Class shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer as it applies to the Trust is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street

Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Monitor Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and Alpha Select Funds, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.


ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation, since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management Inc., since 1984. Principal of CCM Securities Inc.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee** - Corporate Vice President of Human Resources of Frontier Corporation (telecommunications company), since 1993. Director of Education at General Electric Corporation, 1982-1993.

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner Investment Partners, Inc., since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner Investment Partners, Inc., since 1992.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1995. Associate, Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.

SANDRA K. ORLOW (DOB 10/18/53) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor 1992-1994. Associate, Morgan, Lewis & Bockius LLP, 1988-1992.


ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, Administrator and Distributor.

EDWARD B. BAER (DOB 09/27/68) - Assistant Secretary -1701 Market Street, Philadelphia, Pennsylvania 19103, Associate, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, Administrator and Distributor, since 1995. Attorney, Aquila Management Corporation, 1994.

The following table exhibits Trustee compensation for the fiscal year ended September 30, 1998.


                                   Aggregate             Pension or         Estimated        Total Compensation From
                               Compensation From         Retirement          Annual            Registrant and Fund
                               Registrant for the         Benefits          Benefits       Complex Paid to Trustees for
      Name of Person,          Fiscal Year Ended         Accrued as           Upon            the Fiscal Year Ended
         Position              September 30, 1998       Part of Fund       Retirement           September 30, 1998
                                                         Expenses

Robert Turner*                     $     0                 N/A                N/A          $0 for service on two Boards
Richard A. Hocker*                 $     0                 N/A                N/A          $0 for service on one Board
Michael E. Jones*                  $     0                 N/A                N/A          $0 for service on one Board
Alfred C. Salvato**                $ 8,000                 N/A                N/A          $12,500  for service on two
                                                                                             Boards
Janet F. Sansone**                 $ 8,000                 N/A                N/A          $8,000 for service on one
                                                                                             Board
John T. Wholihan**                 $10,233.87              N/A                N/A          $10,233.87 for service on
                                                                                             one Board


 * Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.

** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended September 30, 1998, the Select Financial Services and Strategic High Yield Funds' yields were 0.97% and 10.00%, respectively. The Value Plus Fund was not in operating during this period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the period from October 20, 1997 (commencement of operations of the Penn Capital Select Financial Services Fund) through September 30, 1998, the total return for the Select Financial Services Fund was 6.81%. For period from March 1, 1998 (commencement of operations of the Penn Capital Strategic High Yield Bond Fund) through September 30, 1998, the total return for the High Yield Fund was (7.23)%. The Value Plus Fund was not in operation during these periods.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from divi dends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20%, and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold and remit to the United States Treasury 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.


PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Funds have no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Funds, the Adviser is responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Funds will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

Although they are not expected to do so, the Funds may execute brokerage or other agency transactions through the Distributor for commissions in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


Total amount of securities of the Broker/Dealer held by each Fund for the fiscal year ended September 30, 1998 are as follows:





                                                            TOTAL AMOUNT OF
                                  NAME OF                   SECURITIES HELD BY
FUND                              BROKER/DEALER             FUND                          TYPE OF SECURITY
----                              -------------             ------------------            ----------------
Penn Capital Select               Scott & Stringfellow        $18,000                       Equity
Financial Services Fund           Financial

                                  Equitable                   $10,000                       Equity

                                  American Express            $ 8,000                       Equity

Penn Capital Strategic            Morgan Stanley              $ 3,000                       Repurchase
High Yield Bond Fund                                                                        Agreement

DESCRIPTION OF SHARES

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

As of January 5, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.


                                       NAME AND ADDRESS OF                   NUMBER OF          PERCENTAGE OF
        FUND                            BENEFICIAL OWNER                      SHARES            FUND'S SHARES
        ----                           -------------------                   ---------          -------------
Penn Capital Select              Penn Capital Management                    10,901.9230            15.01%
Financial Services               52 Haddonfield Berlin Rd.,
Fund                             Ste 1000
                                 Cherry Hill, NJ  08034-3527

                                 Rafik Gabriel                               5,251.4090             7.23%
                                 7266 Franklin Ave., Apt. 205
                                 Los Angeles, CA  90046-3073

                                 Charles Schwab & Co. Inc.                   6,765.8970             9.32%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO  80209

                                 Carolyn Turner TR                           34,662.4180           47.73%
                                 U/A DTD
                                 Robert E. Turner Jr. Trust
                                 9 Horseshoe Ln.
                                 Paoli, PA  19301-1909

                                      S-40


                                 Wendel & Co.                                4,249.4220             5.85%
                                 FBO #725000
                                 P.O. Box 1066
                                 Wall Street Station
                                 New York, NY  10268-1066

Penn Capital Strategic           Batrus & Co.                              694,956.1700            15.34%
High Yield --                    c/o Bankers Trust Company
Institutional                    P.O. Box 9005
                                 New York, NY  10087-9005

                                 Central Maine Power                       834,153.6760            18.42%
                                 Company Pension Trust
                                 The Bank of New York
                                 c/o Magaly Formoso
                                 1 Wall Street Ct Fl 12
                                 New York, NY  10286

                                 Byrd & Co.                                430,088.1740             9.50%
                                 c/o First Union National Bank
                                 Mutual Funds Dividend
                                 Processing PA4905
                                 530 Walnut St.
                                 Philadelphia, PA  19106-3620

                                 First Union National Bank                 521,941.1640            11.52%
                                 AC #9 8888 8888 1
                                 1525 W. Wt Harris Blvd.
                                 Charlotte, NC  28262-8522

                                 Connelly Foundation                     1,126,497.5200            24.87%
                                 One Tower Bridge, Ste 1450
                                 West Conshohocken, PA  19428


CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

FINANCIAL INFORMATION

The Trust's financial statements for the fiscal year ended September 30, 1998, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 1998 Annual Report must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                     DESCRIPTION OF CORPORATE BOND RATINGS


DESCRIPTION OF MOODY'S LONG-TERM RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is beinG paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF DUFF & PHELPS' LONG-TERM DEBT RATINGS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+     High credit quality. Protection factors are strong. Risk is modest but
AA-     may vary slightly from time to time because of economic conditions.


A+      Protection factors are average but adequate. However, risk factors are
A-      more variable and greater in periods of economic stress.

BBB+    Below average protection factors but still considered sufficient for
BBB- prudent investment. Considerable variability in risk during economic cycles.

BB+     Below investment grade but deemed likely to meet obligations when due.
BB      Present or prospective financial protection factors fluctuate
BB- according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+      Below investment grade and possessing risk that obligations will not be
B       met when due. Financial protection factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP      Preferred stock with dividend arrearages.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F- 1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD, DD, Bonds are in default on interest and/or principal payments. Such bonds
AND D are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A        Obligations for which there is a low expectation of investment risk.
         Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC Obligations which are highly speculative or which have a high risk of default.

C        Obligations which are currently in default.

DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D        Default

                            PART C: OTHER INFORMATION

Item 23.  Exhibits

                   (a)(1) Agreement and Declaration of Trust of the Registrant, dated January 26, 1996 is incorporated by reference to Exhibit 1 of the Registrant's Registration Statement as filed on February 1, 1996.

                   (a)(2) Certificate of Amendment of Agreement and Declaration of Trust dated March 28, 1997, is incorporated by reference to Exhibit 1(a) of the Registrant's Post-Effective Amendment No. 5 as filed on April 10, 1997.

                   (b) By-Laws are incorporated by reference to Exhibit 2 of the Registrant's Registration Statement as filed on February 1, 1996.

                   (c)     Not applicable.

                   (d)(1) Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit 5(a) of the Registrant's Post-Effective Amendment No. 4 as filed on January 28, 1997.

                   (d)(2) Investment Advisory Agreement between the Registrant and Clover Capital Management, Inc., is incorporated by reference to Exhibit 5(b) of the Registrant's Post-Effective Amendment No. 10 as filed on October 15, 1997.

                   (d)(3) Investment Advisory Agreement between the Registrant and Penn Capital Management Company, Inc., is incorporated by reference to Exhibit d(3) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

                   (d)(4) Investment Advisory Agreement between Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit d(4) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

                   (d)(5) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc., and Clover Capital Management, Inc., is incorporated by reference to Exhibit d(5) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

                   (d)(6) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc. and Penn Capital Management, Inc., is incorporated by reference to Exhibit d(6) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

                   (d)(7) Form of Investment Sub-Advisory Agreement between Turner Investment Partners, Inc. and Chartwell

                           Investment Partners, is incorporated by reference to Exhibit d(7) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

                   (e)(1) Distribution Agreement between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated by reference to Exhibit 6(a) of the Registrant's Post-Effective Amendment No. 4 as filed on January 28, 1997.

                   (e)(2) Distribution Agreement between the Registrant and CCM Securities Inc., is incorporated by reference to
                           Exhibit 6(b) of the Registrant's Registration Statement as filed on January 23, 1998.

                   (f)     Not applicable.

                   (g) Custodian Agreement between the Registrant and CoreStates Bank, N.A., is incorporated by reference to Exhibit 8(a) of the Registrant's Post-Effective Amendment No. 4 as filed on January 28, 1997.

                   (h)(1) Administration Agreement between the Registrant and SEI Investments Management Corporation (formerly, SEI Financial Management Corporation), is incorporated by reference to Exhibit 9(a) of the Registrant's Post-Effective Amendment No. 4 filed on January 28, 1997.

                   (h)(2) Transfer Agency Agreement between the Registrant and DST Systems, Inc. is incorporated by reference to
                           Exhibit 9(b) of the Registrant's Registration Statement as filed on January 23, 1998.

                   (i) Opinion and Consent of Counsel, is incorporated by reference to Exhibit 10 of the Registrant's Pre-Effective Amendment No. 1 to Registration Statement as filed April 19, 1996.

                   (j) Consent of Independent Auditors, Ernst & Young, LLP, is filed herewith.

                   (k)     Not applicable.

                   (l)     Not applicable.

                   (m)     Not applicable.

                   (n)     Financial data schedules are filed herewith.

                   (o)     Not applicable.

                   (p) Powers of Attorney for Robert E. Turner, Richard A. Hocker, Michael E. Jones, Alfred C. Salvato, John T. Wholihan, Stephen J. Kneeley, Janet F. Sansone, and

                           Robert DellaCroce, are incorporated by reference to Exhibit (p) of Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

Item 24.  Persons Controlled by or under Common Control with Registrant:

     See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships. SEI Investments Management Corporation (formerly, SEI Financial Management Corporation) is the owner of all beneficial interest in the Administrator and is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant, SEI Investments Distribution Co. (formerly, SEI Financial Services Company), as well as to other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 25.  Indemnification:

     Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Advisers:

ADVISERS


TURNER INVESTMENT PARTNERS, INC.


Turner Investment Partners, Inc. ("Turner") is the investment adviser for the Turner Ultra Large Cap Growth, Turner Growth Equity, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Fixed Income, Turner Short Duration Government Funds- One Year Portfolio, Turner Short Duration Government Funds- Three Year Portfolio, and TIP Target Select Equity Funds. The principal address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH                                                          POSITION WITH OTHER
COMPANY                                 OTHER COMPANY                           COMPANY
-----------------------------------     -------------------------------         -------------------------
Stephen  J. Kneeley                     SEI Investments Distribution Co.        Registered Representative
Chief Operating Officer, Secretary,
Treasurer

Janet Rader Rote                        SEI Investments Distribution Co         Registered Representative
Director of Compliance

Michael R. Thompson                     SEI Investments Distribution Co         Registered Representative
Marketing Director, Assistant
Secretary

Thomas R. Trala
Director of Finance                                      ----                                    ----

Mark D. Turner
President, Director of Fixed                             ----                                    ----
Income

Robert E. Turner, Jr.
Chairman, CIO                                            ----                                    ----



CLOVER CAPITAL MANAGEMENT, INC.

Clover Capital Management, Inc. is the investment adviser for the Clover Max Cap Value, Clover Equity Value, Clover Fixed Income and Clover Small Cap Value Funds. Clover Capital Management, Inc. is the sub-adviser for the TIP Target Select Equity Fund. The principal address of Clover Capital Management, Inc. is 11 Tobey Village Office Park, Pittsford, NY 14534. Clover is an investment adviser registered under the Advisors Act.



NAME AND POSITION WITH                                                          CONNECTION WITH OTHER
COMPANY                                 OTHER COMPANY                           COMPANY
----------------------                  -------------                           ----------------------
James G. Gould                          CCM Securities, Inc.                    ----
Director & President

Richard J. Huxley
executive VP & Fixed Income             ----                                    ----
Director

Michael E. Jones                        CCM Securities, Inc.                    ----
Managing Director & Exec. VP

Laura G. Quatela                        CCM Securities, Inc.                    ----
VP, Chief Legal Officer &
Secretary

Geoffrey H. Rosenberger                 CCM Securities, Inc.                    ----
Managing Director, Exec VP, &
Treasurer

Charles W. Ruff
Director, VP & Fixed Income             ----                                    ----
Director



PENN CAPITAL MANAGEMENT COMPANY, INC.

Penn Capital Management Company, Inc. is the investment adviser for the Penn Capital Select Financial Services, Penn Capital Strategic High Yield Bond and Penn Capital Value Plus Funds. Penn Capital Management Company, Inc. is the sub-adviser for the TIP Target Select Equity Fund. The principal address of Penn Capital Management Company, Inc., is 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, NJ 08034. Penn Capital is an investment adviser registered under the Advisors Act.



NAME AND POSITION WITH                                                          CONNECTION WITH OTHER
COMPANY                                 OTHER COMPANY                           COMPANY
---------------------------------       ------------------------------          ---------------------
John J. Gallagher, Jr.                  Valley Forge Military Academy  &        Chairman of Board of Trustees
Trustee                                 College

Kimberley Hocker
Trustee                                                  ----                                    ----

Kirsten Hocker
Trustee                                                  ----                                    ----

Marcia Ann Hocker                       MAH Inc.                                Secretary/Treasurer
President, COO, Trustee

Richard Alan Hocker
CIO                                                      ----                                    ----

Kathleen Ann News
Managing Director                                        ----                                    ----

Michael F. Swallow
Secretary, Treasurer                                     ----                                    ----

CHARTWELL INVESTMENT PARTNERS

Chartwell Investment Partners is the sub-adviser for the TIP Target Select Equity Fund. The principal address of Chartwell Investment Partners is 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312. Chartwell is an investment advisor registered under the Advisors Act.


NAME AND POSITION WITH                                                          CONNECTION WITH OTHER
COMPANY                                 OTHER COMPANY                           COMPANY
----------------------                  -------------                           ----------------------
Edward N. Antoian
Partner/Portfolio Manager                                ----                                    ----

Terry F. Bovarnick
Partner/Portfolio Manager                                ----                                    ----

Bobcat Partners                                          ----                                    ----
General Partner of Maverick
Partners

Chartwell G.P., Inc.
General Partner of Maverick                              ----                                    ----
Partners

David C. Dalrymple
Partner/Portfolio Manager                                ----                                    ----

Winthrop S. Jessup
Partner                                                  ----                                    ----

Michael T. Kennedy                      Radnor Holdings Corp.                              President, CEO
Indirect Limited Partner
                                        Trinity Capital Partners                           President, CEO
Maverick Partners L.P.
Limited Partner                                          ----                                    ----

Michael J. McCloskey
Partner                                                  ----                                    ----

John P. McNiff                          CAM Investment Advisors, Inc.                          Chairman
Indirect Limited Partner
                                        Longwood Investment Advisors,                     Managing Director
                                        Inc.
Kevin A. Melich
Partner/Portfolio Manager                                ----                                    ----

Harold A. Ofstie
Partner/Portfolio Manager                                ----                                    ----

Timothy J. Riddle
Compliance Officer                                       ----                                    ----

Bernard P. Schaffer                                      ----                                    ----
Partner/Portfolio Manager

Mark A. Sullivan
Vice President Client Services                           ----                                    ----


Item 27.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:


         SEI Daily Income Trust                      July 15, 1982
         SEI Liquid Asset Trust                      November 29, 1982
         SEI Tax Exempt Trust                        December 3, 1982
         SEI Index Funds                             July 10, 1985
         SEI Institutional Managed Trust             January 22, 1987
         SEI  Institutional International Trust      August 30, 1988
         The Advisors' Inner Circle Fund             November 14, 1991
         The Pillar Funds                            February 28, 1992
         CUFUND                                      May 1, 1992
         STI Classic Funds                           May 29, 1992
         First American Funds, Inc.                  November 1, 1992
         First American Investment Funds, Inc.       November 1, 1992
         The Arbor Fund                              January 28, 1993
         Boston 1784 Funds(R)                        June 1, 1993
         The PBHG Funds, Inc.                        July 16, 1993
         Morgan Grenfell Investment Trust            January 3, 1994
         The Achievement Funds Trust                 December 27, 1994
         Bishop Street Funds                         January 27, 1995
         CrestFunds, Inc.                            March 1, 1995
         STI Classic Variable Trust                  August 18, 1995
         ARK Funds                                   November 1, 1995
         Huntington Funds                            January 11, 1996
         SEI Asset Allocation Trust                  April 1, 1996
         SEI Institutional Investments Trust         June 14, 1996
         First American Strategy Funds, Inc.         October 1, 1996
         HighMark Funds                              February 15, 1997
         Armada Funds                                March 8, 1997
         PBHG Insurance Series Fund, Inc.            April 1, 1997
         The Expedition Funds                        June 9, 1997
         Alpha Select Funds                          January 1, 1998
         Oak Associates Funds                        February 27, 1998
         The Nevis Fund, Inc.                        June 29, 1998
         The Parkstone Group of Funds                September 14, 1998


         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and


                                       e
         consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.


                           POSITION AND OFFICE                                  POSITIONS AND OFFICES
NAME                       WITH UNDERWRITER                                     WITH REGISTRANT
----                       -------------------                                  ---------------------
Alfred P. West, Jr.        Director, Chairman of the Board of Directors                        --
Henry H. Greer             Director                                                            --
Carmen V. Romeo            Director                                                            --
Mark J. Held               President & Chief Operating Officer                                 --
Gilbert L. Beebower        Executive Vice President                                            --
Richard B. Lieb            Executive Vice President                                            --
Dennis J. McGonigle        Executive Vice President                                            --
Robert M. Silvestri        Chief Financial Officer & Treasurer                                 --
Leo J. Dolan, Jr.          Senior Vice President                                               --
Carl A. Guarino            Senior Vice President                                               --
Larry Hutchison            Senior Vice President                                               --
Jack May                   Senior Vice President                                               --
Hartland J. McKeown        Senior Vice President                                               --
Barbara J. Moore           Senior Vice President                                               --
Kevin P. Robins            Senior Vice President & General Counsel                             --
Patrick K. Walsh           Senior Vice President                                               --
Robert Aller               Vice President                                                      --
Gordon W. Carpenter        Vice President                                                      --
Todd Cipperman             Vice President & Assistant Secretary                 Vice President & Assistant Secretary
S. Courtney E. Collier     Vice President & Assistant Secretary                                --
Robert Crudup              Vice President & Managing Director                                  --
Barbara Doyne              Vice President                                                      --
Jeff Drennen               Vice President                                                      --
Vic Galef                  Vice President & Managing Director                                  --
Lydia A. Gavalis           Vice President & Assistant Secretary                                --
Greg Gettinger             Vice President & Assistant Secretary                                --
Kathy Heilig               Vice President                                       Vice President & Assistant Secretary
Jeff Jacobs                Vice President                                                      --
Samuel King                Vice President                                                      --
Kim Kirk                   Vice President & Managing Director                                  --
John Krzeminski            Vice President & Managing Director                                  --
Carolyn McLaurin           Vice President & Managing Director                                  --
W. Kelso Morrill           Vice President                                                      --
Mark Nagle                 Vice President                                                      --
Joanne Nelson              Vice President                                                      --
Joseph M. O'Donnell        Vice President & Assistant Secretary                 Vice President & Assistant Secretary
Sandra K. Orlow            Vice President & Secretary                           Vice President & Assistant Secretary
Cynthia M. Parrish         Vice President & Assistant Secretary                                --
Kim Rainey                 Vice President                                                      --
Rob Redican                Vice President                                                      --
Maria Rinehart             Vice President                                                      --

Mark Samuels               Vice President & Managing Director                                  --
Steve Smith                Vice President                                                      --
Daniel Spaventa            Vice President                                                      --
Kathryn L. Stanton         Vice President & Assistant Secretary                 Vice President & Assistant Secretary
Lynda J. Striegel          Vice President & Assistant Secretary                                --
Lori L. White              Vice President & Assistant Secretary                                --
Wayne M. Withrow           Vice President & Managing Director                                  --

Item 28.  Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
         (6); (8); (12); and 31a- 1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

                  First Union National Bank
                  Broad & Chestnut Streets
                  P.O. Box 7618
                  Philadelphia, Pennsylvania  19101

         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and
         (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's
         Administrator:

                  SEI Investments Mutual Funds Services
                  Oaks, Pennsylvania 19456

         (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
         the required books and records are maintained at the principal offices of the Registrant's Advisers:

                  Turner Investment Partners, Inc.
                  1235 Westlakes Drive, Suite 350
                  Berwyn, Pennsylvania  19312

                  Clover Capital Management, Inc.
                  11 Tobey Village Office Park
                  Pittsford, New York  14534

                  Penn Capital Management Company, Inc.
                  52 Haddonfield-Berlin Road
                  Suite 1000
                  Cherry Hill, New Jersey 08034

                  Chartwell Investment Partners
                  1235 Westlakes Drive
                  Suite 330
                  Berwyn, PA 19312

Item 29.  Management Services:  None.

Item 30.  Undertakings:  None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 13 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 22nd day of January 1999.

                                          TIP FUNDS

                                          By: /s/ Stephen J. Kneeley
                                             -------------------------------
                                             Stephen J. Kneeley
                                             President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity on the dates indicated.


         *                            Trustee                     January 22, 1999
---------------------------
Robert E. Turner

         *                            Trustee                     January 22, 1999
---------------------------
Richard A. Hocker

         *                            Trustee                     January 22, 1999
---------------------------
Michael E. Jones

         *                            Trustee                     January 22, 1999
---------------------------
Janet F. Sansone

         *                            Trustee                     January 22, 1999
---------------------------
Alfred C. Salvato

         *                            Trustee                     January 22, 1999
---------------------------
John T. Wholihan

/s/ Stephen J. Kneeley               President and Chief           January 22, 1999
-------------------------            Executive Officer
Stephen J. Kneeley

/s/ Robert DellaCroce                Controller and                January 22, 1999
--------------------------           Chief Financial
Robert DellaCroce                    Officer


By: /s/ Stephen J. Kneeley                                         January 22, 1999
    ----------------------
    Stephen J. Kneeley
    Attorney-in-Fact


                                  EXHIBIT INDEX

NAME                                                                     EXHIBIT
----                                                                     -------

Agreement and Declaration of Trust of the                             Ex-99.a(1)
Registrant, dated January 26, 1996, (incorporated herein by reference to Exhibit 1 of the Registration Statement filed on February 1, 1996).

Amendment dated March 28, 1997, to the Agreement                      Ex-99.a(2)
and Declaration of Trust of the Registrant, dated January 26, 1996, (incorporated herein in by reference to Exhibit 1(a) of the Post-Effective Amendment No. 5 filed on April 10, 1997).

By-Laws of the Registrant, (incorporated herein by                    Ex-99.b
reference to Exhibit 2 of the Registration Statement filed on February 1, 1996).

Investment Advisory Agreement between                                 Ex-99.d(1)
the Registrant and Turner Investment Partners, Inc.,
(incorporated herein by reference to Exhibit 5(a) of the Post-Effective Amendment No. 4 filed on
January 28, 1997).

Investment Advisory Agreement between the                             Ex-99.d(2)
Registrant and Clover Capital Management, Inc., (incorporated herein by reference to Exhibit 5(b) of the Post-Effective
Amendment No. 10 filed on October 15, 1997).

Investment Advisory Agreement between                                 Ex-99.d(3)
the Registrant and Penn Capital Management
Company, Inc. (incorporated herein by reference to Exhibit d(3) of the Post-Effective Amendment
No. 12 filed on November 17, 1998).

Investment Advisory Agreement between  the                            Ex-99.d(4)
Registrant and Turner Investment Partners, Inc., (incorporated herein by reference to Exhibit d(4) of the Post- Effective
Amendment No. 12 filed on November 17, 1998).

Investment Sub-Advisory Agreement between                             Ex-99.d(5)
Turner Investment Partners, Inc. and Clover Capital
Management, Inc., (incorporated herein by reference to Exhibit d(5) of the Post-Effective Amendment
No. 12 filed on November 17, 1998).

Investment Sub-Advisory Agreement between Turner                      Ex-99.d(6)
Investment Partners, Inc. and Penn Capital Management,
Inc., (incorporated herein by reference to Exhibit d(5) of the Post-Effective Amendment No. 12 filed on November 17, 1998).

Investment Sub-Advisory Agreement between Turner                      Ex-99.d(7)
Investment Partners, Inc. and Chartwell Investment Partners,
(incorporated herein by reference to Exhibit d(7) of the Post-
Effective Amendment No. 12 filed on November 17, 1998).

Distribution Agreement between the                                    Ex-99.e(1)
Registrant and SEI Investments Distribution Co.
(formerly, SEI Financial Services Company),
(incorporated herein by reference to Exhibit 6(a)
Post-Effective Amendment No. 4  filed on January 28, 1997).

Distribution Agreement between the Registrant and                     Ex-99.e(2)
CCM Securities, Inc., (incorporated herein by reference to Exhibit 6(b) of the Registration Statement filed January 23,
1998).

Custodian Agreement between the Registrant                            Ex-99.g
and CoreStates Bank, N.A., (incorporated herein by reference to Exhibit 8(a) of the Post-Effective
Amendment No. 4  filed on January 28, 1997).

Administration Agreement between the                                  Ex-99.h(1)
Registrant and SEI Investments Management Corporation
(formerly, SEI Financial Management Corporation),
(incorporated herein by reference to Exhibit 9(a) of the Post-Effective Amendment No. 4 filed on January 28, 1997).

Transfer Agency Agreement between the Registrant and                  Ex-99.h(2)
DST Systems, Inc., (incorporated by reference to Exhibit
9(b) of the Registration Statement filed January 23, 1998).

Opinion and Consent of Counsel,                                       Ex-99.i
(incorporated herein by reference to Exhibit 10 of the Pre-Effective Amendment No. 1 to Registration
Statement filed April 19,1996).

Consent of Independent Auditors, Ernst & Young, LLP,                 Ex-99.j
is filed herewith.

Financial data schedule for Turner Ultra Large Cap Growth            Ex-99.n(1)
Fund is filed herewith.

Financial data schedule for Turner Growth Equity Fund                Ex-99.n(2)
is filed herewith.

Financial data schedule for Turner Mid Cap Growth Fund               Ex-99.n(3)
is filed herewith.

Financial data schedule for Turner Small Cap Growth Fund             Ex-99.n(4)
is filed herewith.

Financial data schedule for Turner Micro Cap Growth Fund             Ex-99.n(5)
is filed herewith.

Financial data schedule for Turner Short Duration Government         Ex-99.n(6)
Funds-One Year Portfolio Institutional Class is filed herewith.

Financial data schedule for Turner Short Duration Government         Ex-99.n(7)
Funds-Three Year Portfolio Institutional Class is filed herewith.

Financial data schedule for TIP Target Select Equity Fund            Ex-99.n(8)
is filed herewith.

Financial data schedule for Clover Small Cap Value Fund              Ex-99.n(9)
is filed herewith.

Financial data schedule for Clover Equity Value Fund is filed        Ex-99.n(10)
herewith.

Financial data schedule for Clover Max Cap Value Fund is             Ex-99.n(11)
filed herewith.

Financial data schedule for Clover Fixed Income Fund is              Ex-99.n(12)
filed herewith.

Financial data schedule for Penn Capital Strategic High Yield        Ex-99.n(13)
Bond Fund - Institutional Class is filed herewith.

Financial data schedule for Penn Capital Select Financial            Ex-99.n(14)
Services Fund is filed herewith.

Powers of Attorney for Robert E. Turner,                              Ex-99.p
Richard A. Hocker, Michael E. Jones, Alfred C. Salvato,
John T. Wholihan, Stephen J. Kneeley, Janet F. Sansone and Robert DellaCroce, (incorporated herein by reference to Exhibit p of the Post-Effective Amendment
No. 12 filed on November 17, 1998).